                                                                  EXHIBIT 10.39

================================================================================







                              MICHAEL FOODS, INC.

                            ---------------------------

                                 LOAN AGREEMENT

                         Dated as of February 26, 1997

                            ---------------------------

                    7.58% Senior Notes Due February 26, 2009








================================================================================

                               TABLE OF CONTENTS

LOAN AGREEMENT

SECTION 1.          ISSUE OF NOTES .......................................  1

     Section 1.1.      Authorization .....................................  1
     Section 1.2.      Loan; Closing .....................................  1
     Section 1.3.      Other Agreements ..................................  2

SECTION 2.          REPRESENTATIONS AND WARRANTIES .......................  2

     Section 2.1.      Financial Statements of Company and
                       its Subsidiaries ..................................  2
     Section 2.2.      Financial Statements of the Papetti
                       Companies .........................................  2
     Section 2.3.      No Material Changes ...............................  3
     Section 2.4.      Liens .............................................  3
     Section 2.5.      Organization, Authority and Good
                       Standing ..........................................  3
     Section 2.6.      Title to Properties ...............................  4
     Section 2.7.      Leases and Liens ..................................  4
     Section 2.8.      Licenses ..........................................  4
     Section 2.9.      Litigation ........................................  5
     Section 2.10.     No Burdensome Provisions ..........................  5
     Section 2.11.     Compliance with Other Instruments .................  5
     Section 2.12.     Foreign Asset Control Regulations .................  6
     Section 2.13.     ERISA .............................................  6
     Section 2.14.     Tax Liability .....................................  7
     Section 2.15.     Regulation G; Use of Proceeds; Hart-
                       Scott Rodino ......................................  7
     Section 2.16.     Investment Company Act ............................  7
     Section 2.17.     Governmental Action ...............................  7
     Section 2.18.     Environmental Matters .............................  7
     Section 2.19.     Disclosure ........................................  8
     Section 2.20.     Offering of Notes .................................  8
     Section 2.21.     Priority of Notes .................................  9

SECTION 3.          CONDITIONS OF THE LOANS ..............................  9

     Section 3.1.      Opinion of Company Counsel ........................  9
     Section 3.2.      Opinion of Lenders' Special Counsel ............... 11

     Section 3.3.      Closing Certificate ............................... 12
     Section 3.4.      Legality .......................................... 12
     Section 3.5.      Related Transactions .............................. 13
     Section 3.6.      Payment of Lenders' Special Counsel
                       Fees .............................................. 13
     Section 3.7.      Proceedings  ...................................... 13

SECTION 4.          REPRESENTATIONS OF LENDERS ........................... 13

     Section 4.1.      ................................................... 13
     Section 4.2.      ................................................... 13

SECTION 5.          FINANCIAL STATEMENTS; COMPLIANCE CERTIFICATES;
                    ADDITIONAL INFORMATION; INSPECTION ................... 15

     Section 5.1.      Financial Statements and Reports .................. 15
     Section 5.2.      Right to Inspect Properties, Books, Etc. .......... 18

SECTION 6.          MISCELLANEOUS ........................................ 18

     Section 6.1.      Expenses .......................................... 18
     Section 6.2.      Stamp Taxes, etc .................................. 19
     Section 6.3.      Successors and Assigns ............................ 19
     Section 6.4.      Direct Payment .................................... 19
     Section 6.5.      Notices ........................................... 19
     Section 6.6.      Defined Terms ..................................... 20
     Section 6.7.      Pending Reorganization ............................ 20
     Section 6.8.      Confidential Information .......................... 21
     Section 6.9.      Law Governing ..................................... 22
     Section 6.10.     Headings .......................................... 22
     Section 6.11.     Counterparts ...................................... 22

EXHIBIT A TO LOAN AGREEMENT - FORM OF NOTE ...............................  1


SECTION 1.          THE NOTES; TRANSFERS, EXCHANGE, ETC ..................  1

           Section 1.01.     The Notes ...................................  1
           Section 1.02.     Registration, Transfer or
                             Exchange of Notes ...........................  1
           Section 1.03.     Loss, Theft, Destruction or
                             Mutilation of Notes .........................  2

      SECTION 2.      PREPAYMENT OF NOTES ................................  2

           Section 2.01.     Mandatory Prepayments .......................  2
           Section 2.02.     Optional Prepayments  .......................  2
           Section 2.03.     Prepayment Upon Event Risk Occurrence .......  4
           Section 2.04.     Interest After Date Fixed for Prepayment ....  7
           Section 2.05.     Allocation of Prepayments ...................  7
           Section 2.06.     Surrender of Notes; Notation Thereon ........  8

      SECTION 3.      AFFIRMATIVE COVENANTS ..............................  8

           Section 3.01.     Maintenance of Company Office ...............  8
           Section 3.02.     To Keep Books ...............................  8
           Section 3.03.     Payment of Taxes; Corporate
                             Existence; Maintenance of
                             Properties ..................................  8
           Section 3.04.     Insurance ...................................  9
           Section 3.05.     Payment of Indebtedness .....................  9
           Section 3.06.     Compliance with Laws ........................ 10

      SECTION 4.      RESTRICTIVE COVENANTS .............................. 10

           Section 4.01.     Limitation on Indebtedness .................. 10
           Section 4.02.     Limitation on Liens ......................... 11
           Section 4.03.     Maintenance of Net Worth .................... 12
           Section 4.04.     Maintenance of Interest Expense
                             Coverage .................................... 12
           Section 4.05.     Restricted Payments ......................... 12
           Section 4.06.     Limitation on Disposition of
                             Assets ...................................... 13
           Section 4.07.     Merger, Consolidation, Sale or
                             Lease ....................................... 13
           Section 4.08.     Transactions with Affiliates ................ 14
           Section 4.09.     Restrictions on Subsidiaries ................ 14
           Section 4.10.     Restrictions on Investments ................. 15
           Section 4.11.     Acquisition of Notes; No
                             Reissuance .................................. 15

      SECTION 5.      CONSENTS, WAIVERS AND AMENDMENTS ................... 16

      SECTION 6.      DEFINITIONS ........................................ 17


      SECTION 7.      DEFAULTS AND REMEDIES .............................. 23

           Section 7.0l.   Events of Default ............................. 23
           Section 7.02.   Suits for Enforcement ......................... 26
           Section 7.03.   Remedies Not Exclusive, Etc ................... 26

      SECTION 8.      MISCELLANEOUS ...................................... 27

           Section 8.01.   Costs and Expenses ............................ 27
           Section 8.02.   Notices ....................................... 27
           Section 8.03.   Covenants Bind Successors and
                           Assigns ....................................... 27
           Section 8.04.   Governing Law ................................. 27
           Section 8.05.   Headings ...................................... 27

EXHIBIT B TO LOAN AGREEMENT      --    LIENS SECURING INDEBTEDNESS OF THE
                                       COMPANY FOR MONEY BORROWED
EXHIBIT C TO LOAN AGREEMENT      --    SUBSIDIARIES
EXHIBIT D TO LOAN AGREEMENT      --    LITIGATION
EXHIBIT E TO LOAN AGREEMENT      --    FORM OF NOVATION AND ASSUMPTION
                                       AGREEMENT
EXHIBIT F TO LOAN AGREEMENT      --    ERISA AFFILIATES

                              MICHAEL FOODS, INC.

                                 LOAN AGREEMENT

                      Re:  $125,000,000 7.58% Senior Notes
                             due February 26, 2009



                                                   Dated as of February 26, 1997
To the Lender named
  in Schedule I
  hereto which is a
  signatory to this
  Loan Agreement


Ladies and Gentlemen:

     MICHAEL FOODS, INC. a Delaware corporation (herein called the "Company"), agrees with you as follows:


SECTION 1. ISSUE OF NOTES.

     Section 1.1. Authorization. The Company has duly authorized an issue of $125,000,000 aggregate principal amount of its 7.58% senior notes due February 26, 2009 (herein called the "Notes"), such Notes to be in the form and have terms and provisions substantially as set forth in Exhibit A hereto. The term "Notes" as used herein shall include all notes delivered pursuant to the provisions of this Agreement and each of the notes delivered pursuant to the separate agreements with the other lenders named in Schedule I hereto and all notes delivered in substitution or exchange therefor or in lieu thereof, and, where applicable, shall include the singular number as well as the plural. The term "Note" shall mean one of the Notes. You are herein sometimes referred to as a Lender and you and the other lenders named in Schedule I hereto are herein sometimes collectively referred to as the "Lenders".

     Section 1.2. Loan; Closing. The Company hereby agrees to borrow from you, and you, subject to the terms and conditions herein set forth, hereby agree to lend to the Company, the principal amount set opposite your name on Schedule I hereto on February 26, 1997 (the "Closing", and the date of such Closing to be herein referred to as the "Closing Date").

     Your loan will be evidenced by and be made against delivery to you at 10:00 A.M. Minneapolis time, on the Closing Date, at the principal offices of Maun & Simon, PLC, 2000 Midwest Plaza Building West, 801 Nicollet Mall, Minneapolis, Minnesota 55402, of a single registered Note in the full amount of your loan (unless different denominations are specified by you), registered in your name or in the name of such nominee as you may specify at any time prior to the Closing Date. Delivery of the Notes hereunder shall be made against payment to the Company by wire transfer of immediately available funds to its account number 75-83613 at Bank of America-Illinois in Chicago, Illinois (ABA # 071000039), in the aggregate principal amount of such loan.

     Section 1.3. Other Agreements. Simultaneously with the execution and delivery of this Agreement, the Company is entering into similar agreements with the other Lenders under which such other Lenders agree to loan to the Company the principal amounts set opposite such Lenders' names in Schedule I hereto, and your obligation and the obligations of the Company hereunder are subject to the execution and delivery of the similar agreements by the Lenders of the entire $125,000,000 aggregate principal amount. This Agreement and said similar agreements with the other Lenders are herein collectively referred to as the "Agreements". The obligations of each Lender shall be several and not joint and no Lender shall be liable or responsible for the acts of any other Lender.

SECTION 2. REPRESENTATIONS AND WARRANTIES.

     The Company represents and warrants that:

     Section 2.1. Financial Statements of Company and its Subsidiaries. You have been furnished with copies of (a) the consolidated balance sheets of the Company and its Subsidiaries at December 31, 1994 and December 31, 1995, and the related consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for the fiscal periods ended on said dates, accompanied in each case by the opinion of Grant Thornton LLP, its independent certified public accountants, and (b) the consolidated balance sheet and related consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries as of the end of the nine months' fiscal period ended September 30, 1996, certified by an authorized financial officer of the Company.

     Said financial statements, including the related schedules and notes, to the Company's best knowledge and belief, are complete and correct and fairly present (a) the financial condition of the Company and its Subsidiaries as at the respective dates of said balance sheets and (b) the results of the operations of the Company and its Subsidiaries for the fiscal periods ended on said dates, all in conformity with generally accepted accounting principles applied on a consistent basis (except as otherwise stated therein or in the notes thereto) throughout the periods involved. The consolidated balance sheets as of December 31, 1994 and December 31, 1995 and the related schedules and notes show all material liabilities, direct and contingent, of the Company and its Subsidiaries as of such dates.

     Section 2.2. Financial Statements of the Papetti Companies. You have been furnished with copies of the combined balance sheets of the Papetti Companies at December 31, 1995 and December 31, 1994, and the related combined statements of income, equity and cash flows of the Papetti Companies for the fiscal periods ended on said dates, accompanied by (i) the opinion of Coopers & Lybrand LLP in the case of the fiscal period ended December 31, 1995 and (ii) the opinion of Ehrenkrantz and Company in the case of the fiscal period ended December 31, 1994.

     Said financial statements, including the related notes, to the Company's best knowledge and belief, are complete and correct and fairly present (a) the financial condition of the Papetti Companies as at the respective dates of said balance sheets and

(b) the results of the operations of the Papetti Companies for the fiscal periods ended on said dates, all in conformity with generally accepted accounting principles applied on a consistent basis (except as otherwise stated therein or in the notes thereto) throughout the periods involved. To the best knowledge and belief of the Company the combined balance sheets as of December 31, 1994 and December 31, 1995 and the related schedules and notes show all material liabilities, direct and contingent, of the Papetti Companies as of such dates.

     Section 2.3. No Material Changes. There has been no material and adverse change in the business, operations, properties, prospects, assets or condition, financial or other, of the Company and its Subsidiaries subsequent to December 31, 1995 except for matters discussed in "management's discussion and analysis of financial condition and results of operations" which accompanied the financial statements of the Company and its Subsidiaries for the nine month period ended September 30, 1996 referred to in Section 2.1 above. To the best knowledge and belief of the Company, there has been no material and adverse change in the business, operations, properties, prospects, assets or condition, financial or otherwise, of the Papetti Companies subsequent to December 31, 1995.

     Section 2.4. Liens. Exhibit B hereto correctly sets forth all Liens securing Indebtedness of the Company or its Subsidiaries for money borrowed existing on, January 31, 1997 and there has been no material change in such information as at the date hereof. Exhibit B also correctly sets forth all Liens securing Indebtedness of the Papetti Companies which will be outstanding at the time of the acquisition of the Papetti Companies by the Company or Subsidiary.

     Section 2.5. Organization, Authority and Good Standing. Exhibit C hereto correctly sets forth (a) the name and jurisdiction of incorporation of each Subsidiary of the Company, (b) a statement of the capitalization of each such Subsidiary and (c) the name, form of organization and, in the case of corporations, the jurisdiction of incorporation of each of the Papetti Companies. All of the shares of stock listed in

Section A of Exhibit C, other than directors qualifying shares, are owned by the Company and/or the Subsidiaries and are owned as of the date of this Agreement, free and clear of all Liens, and all such shares have been duly issued and are fully paid and non-assessable. The Company, each of its Subsidiaries and each of the Papetti Companies which has been organized in corporate form is a duly organized and validly existing corporation in good standing under the laws of its respective jurisdiction of incorporation and has full power and authority to own the properties and assets and to carry on the business which it now owns and carries on. The Company, each of its Subsidiaries and each of such Papetti Companies is duly qualified and in good standing as a foreign corporation in each jurisdiction wherein the nature of the property owned or leased by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to so qualify would not have a material and adverse effect on the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole.

     Section 2.6. Title to Properties. (a) The Company and its Subsidiaries have good and marketable fee title to all the real properties and good and marketable title to all other property reflected on the consolidated balance sheet of the Company and its Subsidiaries as at December 31, 1995 referred to in Section 2.1, or purported to have been acquired by the Company or any of its Subsidiaries after said date, excepting, however, property sold or otherwise disposed of subsequent to said date in the ordinary course of business.

     (b) The Papetti Companies have good and marketable fee title to all the real properties and good and marketable title to all other property reflected on the combined balance sheet of the Papetti Companies as at December 31, 1995 referred to in Section 2.2, or purported to have been acquired by any of the Papetti Companies after said date, excepting, however, property sold or otherwise disposed of subsequent to said date in the ordinary course of business.

     Section 2.7. Leases and Liens. (a) None of the properties or assets reflected in the consolidated balance sheet of the Company and its Subsidiaries as at December 31, 1995 referred to in Section 2.1, or purported to have been acquired by the Company or any of its Subsidiaries after said date, is held subject to any Lien which would not be permitted by Section 3.03A or Section
4.02 of the Notes. The Company and its Subsidiaries enjoy peaceful and undisturbed possession under all of the material leases under which they are operating and all such leases are valid and subsisting and in full force and effect.

     (b) None of the properties or assets reflected in the combined balance sheet of the Papetti Companies as at December 31, 1995 referred to in Section 2.2, or acquired by any of the Papetti Companies after said date or purported to have been acquired by any of the Papetti Companies after said date, is held subject to any Lien which, after giving effect to the acquisition of the Papetti Companies by the Company or a Subsidiary, would not be permitted by
Section 3.03A or Section 4.02 of the Notes. To the best knowledge and belief of the Company, the Papetti Companies enjoy peaceful and undisturbed possession under all of the material leases under which they are operating and all such leases are valid and subsisting and in full force and effect.

     Section 2.8. Licenses. The Company, its Subsidiaries and, to the best knowledge and belief of the Company, the Papetti Companies possess all trademarks, trade names, copyrights, patents, governmental licenses, franchises, certificates, consents, permits and approvals necessary to enable them to carry on their business in all material respects as now conducted and to own and operate the properties material to their business as now owned and operated, without known conflict with the rights of others. All such trademarks, trade names, copyrights, patents, licenses, franchises, certificates, consents, permits and approvals which are material to the Company, its Subsidiaries and the Papetti Companies are valid and subsisting. To the best knowledge and belief of the Company, except as specifically set forth in Exhibit D hereto, there is no violation by any Person of any right of the Company or any of its Subsidiaries with respect to any trademark, trade name, copyright, patent or other right owned or used by the Company or any of its Subsidiaries which involves the likelihood of any material and adverse change in the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole.

     Section 2.9. Litigation. Except as set forth in Exhibit D hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Company, any of its Subsidiaries or any of the Papetti Companies) pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries or any of the Papetti Companies, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, which involve any of the transactions herein contemplated or the likelihood of any material and adverse change in the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole; and neither the Company, nor any of its Subsidiaries, nor any of the Papetti Companies is in default or violation of any judgment, order, writ, injunction, decree or award or in violation in any way which would have a material and adverse effect on the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole, of any statute, rule or regulation of any court, arbitrator or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

     Section 2.10. No Burdensome Provisions. Neither the Company, nor any Subsidiary, nor any of the Papetti Companies is a party to any agreement or instrument or subject to any charter or other corporate restriction or statute or any judgment, order, writ, injunction, decree, award, rule or regulation which materially and adversely affects or in the future may (so far as the Company can now foresee) materially and adversely affect the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole.

     Section 2.11. Compliance with Other Instruments. Except as may have been permanently waived in writing and except for nonmonetary defaults with respect to Indebtedness outstanding under that certain Loan Agreement dated as of September 1, 1989 between the City of Lenox, Iowa and Papetti's of Iowa Food Products, Inc., which Indebtedness will be paid in full by the Company or a Subsidiary in connection with the acquisition of the Papetti Companies, neither the Company, nor any Subsidiary, nor any of the Papetti Companies is in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness of the Company, any Subsidiary or any of the Papetti Companies or contained in any instrument under or pursuant to which any thereof has been issued or made and delivered the effect of which would materially and adversely affect the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole. Neither the execution and delivery of the Agreements by the Company, the consummation by the Company of the transactions herein contemplated nor compliance by the Company with the terms, conditions and provisions of the Agreements and of the Notes will violate any provision of law or rule or regulation thereunder or any order, injunction or decree of any court or other governmental body to which the Company is a party or by which the Company is bound or conflict with or result in a breach of any of the terms, conditions or provisions of the corporate charter or by-laws of the Company or of any agreement or instrument to which the Company is a party or by which the Company is bound, or constitute a default thereunder, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of the Company. No consent of the stockholders of the Company is required for the execution, delivery and performance of the Agreements or the Notes by the Company.

     Section 2.12. Foreign Asset Control Regulations. Neither the Agreements nor any of the transactions contemplated thereby will result in a violation of any of the foreign asset control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any ruling issued thereunder or any enabling legislation or Presidential Executive Order in connection therewith.

     Section 2.13. ERISA. The Company and its ERISA Affiliates have fulfilled each of their obligations under the minimum funding standards of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code") with respect to each Plan, as defined in Section 4021(a) of ERISA, in respect of which the Company or its ERISA Affiliates is an "employer" or a "substantial employer", as such terms are defined in Sections 3(5) and 4001(a)(2) of ERISA (a "Plan"). The Company and its ERISA Affiliates are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and neither the Company nor any ERISA Affiliate has incurred any liability to the Pension Benefit Guaranty Corporation (the "PBGC") (other than for the payment of premiums) or to any Plan which, in the aggregate, would have a material and adverse effect on the business or financial condition of the Company and its Subsidiaries, taken as a whole. Each Plan is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other applicable federal or state law, and no event or condition is occurring or exists with respect to any Plan concerning which the Company would be under an obligation to furnish a report to you in accordance with Section 5.1(g) hereof. The execution and delivery of the Agreements and the issuance of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. Attached hereto as Exhibit F is a complete list of all ERISA "affiliates" (as hereinafter defined) and all "employee benefit plans" with respect to which the Company or any "affiliate" (as hereinafter defined) is a "party in interest" (as hereinafter defined) or in respect of which the Notes could constitute an "employer security" (as hereinafter defined). The Company will, concurrently with the delivery of financial statements pursuant to Section 5.1(b), update such list to add any ERISA "affiliate" and "employee benefit plan" with respect to which the Company or any "affiliate" become "parties in interest" after the Closing Date and before the full prepayment of the Notes. As used in this
Section 2.13, the terms "employee benefit plan" and "party in interest" have the meanings specified in section 3 of ERISA, and "affiliate" and "employer security" have the meanings specified in Section V(a)(1) of Prohibited Transaction Exemption 95-60, published at 60 FR 35925, July 12, 1995, provided, however, that the term "affiliate" shall not include any individual Person.

     Section 2.14. Tax Liability. The Company, its Subsidiaries and, to the best knowledge and belief of the Company, the Papetti Companies have filed all tax returns which are required to be filed and have paid (i) all taxes which have become due pursuant to such returns, and (ii) all taxes, assessments, fees and other governmental charges upon the Company, its Subsidiaries and the Papetti Companies, or upon their respective properties, assets, income and franchises which have become due and payable by the Company, its Subsidiaries and the Papetti Companies (except those wherein the amount, applicability or validity are being contested by the Company, or any of its Subsidiaries or any of the Papetti Companies by appropriate proceedings in good faith and in respect of which adequate reserves have been established). In the opinion of the Company, all tax liabilities of the Company, its Subsidiaries and the Papetti Companies are adequately provided for on the books of the Company, its Subsidiaries and the Papetti Companies.

     Section 2.15. Regulation G; Use of Proceeds; Hart-Scott Rodino. The proceeds from the issuance of the Notes will be used by the Company to finance the cash portion of the acquisition of the Papetti Companies, to prepay Indebtedness of the Company and Indebtedness to be assumed in the acquisition of the Papetti Companies, to prepay all or a portion of the Indebtedness of North Star Universal, Inc., a Minnesota corporation ("NSU") in connection with the Pending Reorganization, and for general corporate expenditures. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" as defined in Regulation G (12 C.F.R., Chapter II, Part 207) of the Board of Governors of the Federal Reserve System (herein called "margin stock") or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation G.
Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause the transaction contemplated herein to violate said Regulation G, Regulation T (12 C.F.R., Chapter II, Part 220) or Regulation X (12 C.F.R., Chapter II, Part 224) or to violate any provision of the Securities Exchange Act of 1934, regulating the Company's use of proceeds from the issuance of the Notes. The Company has made all filings, if any, required to be made under, and has no reason to believe that the acquisition of the Papetti Companies will be in violation of, the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     Section 2.16. Investment Company Act. The Company is not an "investment company," or a Person "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     Section 2.17. Governmental Action. No action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and (except for such filings as may be required in connection with the acquisition of the Papetti Companies) performance of the Agreements or the Notes by the Company.

     Section 2.18. Environmental Matters. To the best of the Company's knowledge and belief, the Company, its Subsidiaries and the Papetti Companies have complied in all material respects with all Federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to environmental pollution or to environmental regulation or control and neither the Company, nor any Subsidiary, nor any of the Papetti Companies has received notice of any failure so to comply which alone or together with any other such failure could result in a material and adverse effect on the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole. To the best knowledge and belief of the Company, the Company's, the Subsidiaries' and the Papetti Companies' plants do not manage any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants, as those terms are used in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act or the Clean Water Act, in violation of any regulation promulgated thereunder or in any other applicable law where such violation would result, individually or together with other violations in a material and adverse effect on the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole.

     Section 2.19. Disclosure. Neither this Agreement, nor any of the Exhibits hereto, nor the Memorandum (exclusive of Appendix G and the provisions of Section III which constitute opinions, forecasts or forward looking information, as to which the Company makes no representation or warranty) or any other certificate or other data furnished to you in writing by or on behalf of the Company in connection with the transactions contemplated by this Agreement, when taken as a whole, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. There is no fact now known to the Company which materially and adversely affects or in the future may (so far as the Company can now reasonably foresee) materially and adversely affect the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole, which has not been disclosed to you.

     Section 2.20. Offering of Notes. Neither the Company nor any agent acting in its behalf has, either directly or indirectly, sold or offered for sale or disposed of, or attempted or offered to dispose of, the Notes or any part thereof, or any similar obligation of the Company, to, or has solicited any offers to buy any thereof from, or has otherwise approached or negotiated in respect thereof with, any Person or Persons other than the Lenders and not more than 69 other Persons, all of whom were institutional investors; and the Company agrees that, for a period of one year after the Closing Date, neither it nor any agent acting on its behalf and pursuant to instructions received from the Company, will sell or offer for sale or dispose of, or attempt or offer to dispose of, any thereof to, or solicit any offers to buy any thereof from, or otherwise approach or negotiate in respect thereof with, any Person or Persons so as thereby to bring the issuance or delivery of the Notes within the provisions of Section 5 of the Securities Act of 1933, as amended.

     Section 2.21. Priority of Notes. The obligations of the Company under the Notes, when issued, will rank at least pari passu with all other unsecured, unsubordinated Current Indebtedness and Funded Indebtedness of the Company.

SECTION 3. CONDITIONS OF THE LOANS.

     Your obligation to make your loan, as provided in Section 1.2, on the Closing Date shall be subject to the performance by the Company of all its agreements theretofore to be performed hereunder, to the accuracy of its representations and warranties herein contained and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

     Section 3.1. Opinion of Company Counsel. You shall have received on the Closing Date from Maun & Simon, PLC, special counsel for the Company (who may rely on (i) the opinion of local counsel as to matters of state laws other than the laws of the State of Minnesota, and the general business corporation laws of the State of Delaware and (ii) the opinion of O'Connor, Morss &

O'Connor as to matters concerning the Papetti Companies), a favorable opinion, dated the Closing Date and in form and substance satisfactory to you, substantially to the effect that:

           (i) the Company is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own its property and assets and to carry on its business as presently conducted and to enter into the Agreements and perform its obligations as contemplated thereby;

           (ii) each of the Company's Subsidiaries set forth in Exhibit C hereto and each of the Papetti Companies which is organized as a corporation is a duly incorporated and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property and assets and to carry on its business as presently conducted;

           (iii) the Agreements have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity and except that no opinion need be expressed as to the availability to the holders of the Notes of equitable remedies); and that no consent of shareholders is required for the execution and delivery of the Agreements or the Notes;

           (iv) the Notes delivered by the Company on the Closing Date have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity and except that no opinion need be expressed as to the availability to the holders of the Notes of equitable remedies);

           (v) it is not necessary, in connection with the offering, issuance and delivery of the Notes under the circumstances contemplated by the Agreements, to register the Notes under the Securities Act of 1933, as presently in effect, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as presently in effect;

           (vi) no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and (except for such filings as may be required in connection with the acquisition of the Papetti Companies) performance of the Agreements or the Notes by the Company;

           (vii) the Company, each of its Subsidiaries, and each of the Papetti Companies which is organized as a corporation is, to the best of such counsel's knowledge, duly qualified and in good standing as a foreign corporation in each jurisdiction wherein the nature of the property owned or leased by it or the nature of the business transacted by it makes such qualification necessary, except where the failure so to qualify would not have a material and adverse effect on the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole;

           (viii) all of the outstanding shares of capital stock of all classes of the Subsidiaries listed in Exhibit C hereto as owned by the Company or a Subsidiary are so owned free of any Liens, and all such shares are validly issued;

           (ix) there are, to the best knowledge of such counsel (having made inquiry of management with respect thereto) and except as set forth in Exhibit D hereto, no actions, suits or proceedings (whether or not purportedly on behalf of the Company, any of its Subsidiaries or any of the Papetti

      Companies) pending or threatened against or affecting the Company, any of its Subsidiaries, or any of the Papetti Companies at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, which involve any of the transactions contemplated by the Agreements or the likelihood of any material and adverse change in the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole; and, to the best knowledge of such counsel (having made inquiry of management with respect thereto), neither the Company, nor any Subsidiary, nor any of the Papetti Companies is in default or violation of any law or any judgment, order, writ, injunction, decree or award or in violation of any statute, rule or regulation of any court, arbitrator or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which default or violation involves the likelihood of any material and adverse change in the business, operations, properties, prospects, assets or condition, financial or other, of the Company, its Subsidiaries and the Papetti Companies, taken as a whole; and

           (x) neither the execution and delivery of the Agreements by the Company, the performance by the Company of its obligations thereunder nor compliance by the Company with the terms, conditions and provisions thereof will violate any order, injunction or decree of any court or other governmental body to which the Company is a party or by which it is bound, or conflict with or result in a breach of any of the terms, conditions or provisions of the corporate charter or by-laws of the Company or any agreement or instrument, known to such counsel, to which the Company is a party or by which the Company is bound, or constitute a default thereunder, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of the Company;

and as to such other matters incident to the transactions contemplated by this Agreement as you may reasonably request.

    Section 3.2. Opinion of Lenders' Special Counsel. You shall have received on the Closing Date from Chapman and Cutler, special counsel to the Lenders, a favorable opinion, dated the Closing Date and in form and substance satisfactory to you, substantially to the effect that:

           (i) The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and the corporate authority to execute and deliver the Agreements and to issue the Notes.

           (ii) The Agreements have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding contracts of the Company enforceable in accordance with their terms (except that no opinion need be expressed as to the availability to the holders of the Notes of equitable remedies), subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

           (iii) The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms (except that no opinion need be expressed as to the availability to the holders of the Notes of equitable remedies), subject to bankruptcy, insolvency or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

           (iv) The issuance and delivery of the Notes under the circumstances contemplated by the Agreements does not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended;

and as to such other matters incident to the transactions contemplated by this Agreement as you may reasonably request.

      The opinion of Chapman and Cutler shall also state that the opinion of Maun & Simon, PLC is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, the Lenders are justified in relying thereon.

      In rendering the opinion set forth in paragraph (i) above, Chapman and Cutler may rely solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware, the By-laws of the Company and the general business corporation law of the State of Delaware. With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company and upon representatives of the Company and the Lenders delivered in connection with the issuance and delivery of the Notes. With respect to matters of Minnesota law covered by such opinion, Chapman and Cutler may rely upon the opinion of Maun & Simon, PLC described in Section 3.1 hereof.

   Section 3.3. Closing Certificate. On the Closing Date you shall have received a certificate dated the Closing Date, signed by the President or a Vice President of the Company, the truth and accuracy of which shall be a condition to your obligation to purchase the Notes proposed to be sold to you and to the effect that (i) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the Closing Date, (ii) all of the filings and other conditions precedent (other than the payment of the purchase price and any filings which, in accordance with standard practice, are to be made subsequent to the closing of such transaction) to the completion of the acquisition, by the Company or a Subsidiary, of the Papetti Companies have been satisfied, (iii) the Company has performed all of its obligations hereunder which are to be performed on or prior to the Closing Date, and (iv) no Event of Default or event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default has occurred and is continuing.

     Section 3.4. Legality. On the Closing Date you shall have satisfied yourself that your acquisition of Notes shall be permitted by the laws and regulations of each jurisdiction to which you are subject, (without resort to any provision, such as Section 1405(a)(8) of the New York Insurance Law, permitting limited investments by you without restriction as to the character of the particular investment) and such acquisition shall not subject you to any penalty or other onerous condition under or pursuant to any applicable law or governmental regulation. If requested by you, you shall have received from the Company such information as you may reasonably specify in order to enable you to determine whether such acquisition is so permitted.

     Section 3.5. Related Transactions. The Company shall have concurrently consummated all of the loans scheduled to be made on the Closing Date pursuant to the Agreements.

     Section 3.6. Payment of Lenders' Special Counsel Fees. To the extent reflected in a statement of the Lenders' special counsel rendered at least one Business Day prior to the Closing Date, the Company shall have paid the reasonable fees and disbursements of such special counsel incurred in connection with the negotiation of this Agreement and the closing of the transactions contemplated hereby.

     Section 3.7. Proceedings. All proceedings to be taken in connection with the transactions contemplated by the Agreements, and all documents incidental thereto, shall be satisfactory in form and substance to you and your special counsel; and you and your special counsel shall have received copies of all documents which you may reasonably request in connection with said transactions and copies of the records of all corporate proceedings in connection therewith, all in form and substance satisfactory to you and such special counsel.

SECTION 4. REPRESENTATIONS OF LENDERS.

     Section 4.1. You represent, and in entering into this Agreement the Company understands, that you are acquiring the Notes for the purpose of investment and not with a view to, or in connection with, the distribution thereof (as such term is used in Section 2(11) of the Securities Act); it being understood, however, that the disposition of your property shall at all times be and remain within your control.

     Section 4.2. You further represent that at least one of the following statements concerning each source of funds to be used by you to provide your loan to the Company (a "Source") is accurate on and as of the Closing Date:

           (1) the Source is an "insurance company general account," as such term is defined in the Department of Labor Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995) ("PTCE 95-60") and as of the date of this Agreement there is no "employee benefit plan" established or maintained by the Company (and affiliates thereof as defined in Section V(a)(1) of PTCE 95-60) with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such plan exceeds 10% of the total reserves and liabilities of such general account (as determined under PTCE 95-60) (exclusive of separate account liabilities)) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with your state of domicile; or

           (2) the Source is either (i) an insurance company pooled separate account, within the meaning of Department of Labor Prohibited Transactions Exemptions ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued

      July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (2), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

           (3) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part l(c) and (g) of the QPAM Exemption are satisfied, and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph
      (3); or

           (4) the Source is a governmental plan; or

           (5) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (5); or

           (6) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

           (7) the Source is an insurance company pooled separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to an employee benefit plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account.

     If any Lender indicates that such Lender is relying on any representation contained in paragraph (2), (3) or (5) above, the Company shall deliver a certificate on the date of the Closing, which certificate shall state whether
(i) with respect to any plan identified pursuant to paragraph (2) or (5) above, it is a "party in interest" (as defined in Title I, Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(e)(2) of the Code), or (ii) with respect to any plan identified pursuant to paragraph (3) above, it or any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of the assets of any plan identified in writing pursuant to paragraph (3) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans.

     As used in this Section 4.2 the terms "employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 5. FINANCIAL STATEMENTS; COMPLIANCE CERTIFICATES; ADDITIONAL INFORMATION; INSPECTION.

   Section 5.1. Financial Statements and Reports. From and after the date hereof the Company will deliver to each Institutional Holder, in duplicate:

           (a) as soon as practicable, and in any event within 60 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year of the Company, the consolidated statement of income of the Company and its Subsidiaries for such period and for that part of the fiscal year ended with such quarterly period, the consolidated statement of cash flows of the Company and its Subsidiaries for that part of the fiscal year ended with such quarterly period and the consolidated balance sheet of the Company and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding figures as of the end of and for the corresponding quarterly period of the preceding fiscal year (or, in the case of the consolidated balance sheet, as of the end of and for the then most recent fiscal year), all in reasonable detail, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of previous years (except as otherwise stated therein or in the notes thereto and except that footnotes shall not be required) and certified by the chief financial officer of the Company as presenting fairly the financial condition and results of operations of the Company and its Subsidiaries as at the end of and for the fiscal periods to which they relate, subject to the Company's year end adjustments;

           (b) as soon as practicable, and in any event within 90 days after the end of each fiscal year of the Company, the consolidated balance sheet and related consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries as at the end of and for such year, setting forth in each case in comparative form the corresponding figures as at the end of and for the previous fiscal year, all in reasonable detail, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of previous years (except as otherwise stated therein or in the notes thereto) and certified by the chief financial officer of the Company as presenting fairly the financial condition, results of operations and cash flows of the Company and its Subsidiaries as at the end of and for the fiscal year to which such financial statements relate, and accompanied by a report or opinion of independent certified public accountants of recognized national standing selected by the Company stating that such financial statements present fairly the consolidated financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with generally accepted accounting principles consistently applied (except for changes with which such accountants concur) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards;

           (c) concurrently with the financial statements delivered pursuant to
      Section 5.1(b), the written statement of said accountants that in making the examination necessary for their report or opinion on said financial statements they have obtained no knowledge of any Event of Default or any event which, with notice or lapse of time or both, would constitute such an Event of Default, or, if such accountants shall have obtained knowledge of any such Event of Default or event, they shall disclose in such statement the Event of Default or event and the nature and status thereof;

           (d) concurrently with the financial statements delivered pursuant to Sections 5.1(a) and 5.1(b), a certificate of the chief financial officer of the Company (1) stating that a review of the activities of the Company and its Subsidiaries during such fiscal period has been made under such officer's supervision to determine whether the Company has fulfilled all of its obligations under this Agreement and the Notes, (2) setting forth, where applicable, the figures and computations demonstrating the compliance by the Company with the requirements of Section 4 of the Notes as at the end of such fiscal period; provided, that, as at the end of each of the first three quarterly fiscal periods, the Company need only demonstrate compliance with Sections 4.03 and 4.04, and (3) stating that, to the best of such officer's knowledge, there exists no Event of Default under this Agreement or under the Notes or event which, with notice or lapse of time or both, would constitute such an Event of Default, or, if any such Event of Default or event exists, specifying such Event of Default or event and the nature and status thereof;

           (e) as soon as practicable, copies of all financial statements, proxy statements and reports as the Company shall send or make available generally to its security holders and all registration statements and regular periodic reports, if any, which it or any of its Subsidiaries may file with the Securities and Exchange Commission or any governmental agency or agencies substituted therefor or with any national securities exchange;

           (f) as soon as practicable, and in any event within three days after a responsible officer of the Company becomes aware of the existence of an Event of Default under the Notes or any other evidence of Indebtedness of the Company or any of its Subsidiaries, or an event which, with notice or lapse of time or both, would constitute such an Event of Default, written notice specifying the nature and period of existence thereof and what action the Company or such Subsidiary, as the case may be, is taking or proposes to take with respect thereto;

           (g) as soon as practicable, and in any event within thirty days after the Company or any of its ERISA Affiliates knows or reasonably should know that any of the events or conditions specified below with respect to any Plan, as defined in Section 2.13 hereof, or Multiemployer Plan, as defined in Section 4001(a)(3) of ERISA (as defined in Section
      2.13 hereof), has occurred or exists, a statement, signed by a financial officer of the company setting forth details respecting such event or condition, and the action, if any, that the Company or its ERISA Affiliate proposes to take with respect thereto and a copy of any report or notice required to be filed with or given to the PBGC, as defined in
      Section 2.13 hereof, by the Company or its ERISA Affiliate with respect to such event or condition;

                 (i) any "Reportable Event," as defined in Section 4043 (b) of
            ERISA with respect to a Plan or Multiemployer Plan, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided, however, that the failure to meet the minimum funding standard of Section 412 of the Code, as defined in Section 2.13 hereof, or Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any waivers in accordance with
            Section 303 of ERISA or Section 412(d) of the Code;

                 (ii) the filing under Section 4041(b) or 4041(c) of ERISA by the Company or any of its ERISA Affiliates of a notice of intent to terminate any Plan or the termination of any Plan or the treatment of a Plan amendment as a Plan termination under Section 4041(e) of ERISA;

                 (iii) the institution by the PBGC of proceedings under Section
            4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any of its ERISA Affiliates of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                 (iv) the complete or partial withdrawal by the Company or any of its ERISA Affiliates under Section 4203 or 4205 of ERISA from a Multiemployer Plan, or the receipt by the Company or any of its ERISA Affiliates of notice from a Multiemployer Plan that such Multiemployer Plan is in reorganization or insolvency pursuant to
            Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                 (v) the institution of a proceeding by a fiduciary of any
            Multiemployer Plan against the Company or any of its ERISA Affiliates to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days;

                 (vi) any event or series of events has occurred or exists
            which could reasonably be expected to result in liability to the Company or any of its ERISA Affiliates under Title IV of ERISA pursuant to Section 4069(a) or 4212(c) of ERISA; and

                 (vii) any statutory lien, under the Code or ERISA, shall have been placed upon the assets of the Company or any of its ERISA Affiliates in respect to any Plan or Multiemployer Plan;

            (h) as soon as practicable, and in any event within thirty days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state governmental authority relating to any order, ruling, statute or other law or regulation which involves the likelihood of any material and adverse change in the business, operations, properties, prospects, assets or condition, financial or other, of the Company and its Subsidiaries, taken as a whole; and

            (i) such other information as to the business and properties of the Company and of its Subsidiaries, consolidated financial statements of the Company and its Subsidiaries and financial statements and other reports filed by the Company or any of its Subsidiaries with any governmental department, bureau, commission or agency, as any Institutional Holder may from time to time reasonably request.

   Section 5.2. Right to Inspect Properties, Books, Etc. From and after the date hereof each Institutional Holder (or such Persons as such Institutional Holder may designate) shall have the right to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the books of account and records of the Company and its Subsidiaries, to make copies and extracts therefrom of financial records of the Company and its Subsidiaries, to discuss the affairs, finances, accounts and condition of the Company and its Subsidiaries with, and to be advised as to the same by, their respective officers, employees and independent accountants, all at such reasonable times and intervals as such Institutional Holder may desire. The Company shall be required to pay or reimburse any Institutional Holder for all reasonable expenses which it may incur in connection with any such visitation or inspection if an Event of Default shall have occurred and be continuing at the time thereof.

SECTION 6. MISCELLANEOUS.

     Section 6.1. Expenses. Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay all reasonable costs and expenses (including stamp and other taxes, if any, payable in connection with the execution and delivery of the Agreements or the Notes and reasonable attorney's fees of a special counsel) reasonably incurred by each Lender in connection with such transactions and incurred by any holder of a
Note in connection with the Pending Reorganization and any amendments, waivers or consents under or in respect of the Agreements or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending any rights under the Agreements or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with the Agreements or the Notes, or by reason of being a holder of any Note, and
(b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company shall not, in connection with any of the matters described in this Section 6.1, be liable for the costs and expenses of more than one separate legal firm, unless a holder of a Note reasonably determines that its interests as a holder of Notes differs from the interests of other holders so as to require separate legal advice. The Company also agrees to pay, and save each holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than any retained by a Lender). The obligations of the Company under this
Section 6.1 shall survive the transfer of any Note or portion thereof or interest therein by any holder and the payment or prepayment of any Note.

     Section 6.2. Stamp Taxes, etc. The Company will pay, and save you and any subsequent holder of the Notes harmless against, any and all liability (including any interest or penalty for non-payment or delay in payment) with respect to stamp taxes (other than any such stamp taxes incurred upon a transfer of the Notes by you or any other holder of the Notes), if any, which may be payable or determined to be payable in connection with the transactions contemplated by the Agreements, including, without limitation, the issue and delivery of the Notes, the acquisition thereof or any modification, amendment or alteration thereof made at the request of the Company. The obligations of the Company under this Section 6.2 shall survive the transfer of any Note or portion thereof or interest therein by any holder and the payment or prepayment of any Note.

     Section 6.3. Successors and Assigns. All covenants, agreements, representations and warranties made herein or in certificates delivered in connection herewith by or on behalf of the Company shall survive the issue and delivery of the Notes to you, the making of the loan by you as provided in
Section 1.2 and payment therefor, and shall bind the successors and assigns of the Company, whether so expressed or not, and all such covenants, agreements, representations and warranties shall inure to the benefit of your successors and assigns, including any subsequent holder of any of the Notes.

     Section 6.4. Direct Payment. Notwithstanding anything to the contrary contained in the Agreements or the Notes, in the case of any Note owned by any holder that is a Lender or owned by any other Institutional Holder which has given written notice to the Company requesting that the provisions of this
Section 6.4 shall apply, the Company will punctually pay when due and payable the principal amount thereof then to be prepaid, interest thereon and premium, if any, due with respect to said principal, without any presentment thereof, directly to such holder at its address set forth in Schedule I hereto or such other address as such holder may from time to time designate in writing to the Company or, if a bank account with a United States bank is set forth in
Schedule I hereto or so designated, the Company will make such payments in immediately available funds to such bank account, marked for attention as indicated, or in such other manner or to such other account in any bank in the United States as such holder may from time to time direct in writing. With respect to any Notes to which this Section 6.4 applies, the Company shall be entitled to presume conclusively that any Lender or any

Institutional Holder which has requested the provisions of this Section 6.4 to apply to its Notes remains the holder of such Notes until such Notes shall have been presented to the Company as evidence of the transfer thereof. Prior to any sale or other disposition of any Note to which this Section 6.4 applies, the holder thereof shall make a notation thereon of the aggregate amount of all payments of principal, if any, theretofore made and of the date to which interest has been paid. If requested by the Company, the holder of any Note which has been paid in full shall promptly return such Note to the Company for cancellation.

     Section 6.5. Notices. All communications provided for hereunder shall be in writing and, if to a holder of a Note, delivered by overnight air courier, or by facsimile communication confirmed by overnight air courier, in each case addressed to such holder at its address set forth on Schedule I hereto or such other address as any holder may designate to the Company in writing, and, if to the Company, delivered by overnight air courier, or by facsimile communication confirmed by overnight air courier, to the Company at 324 Park National Bank Building 5353 Wayzata Blvd., Minneapolis, Minnesota 55416, Attention: Vice President-Finance, or to such other address as the Company may in writing designate to the holders.

     Section 6.6. Defined Terms. The terms used herein and in certificates delivered pursuant hereto shall have the meanings assigned thereto in Exhibit A hereto, unless otherwise defined herein.

     Section 6.7. Pending Reorganization. By your acceptance hereof you shall be deemed to have agreed to enter into an agreement substantially in the form of the Novation and Assumption Agreement (the "Assumption Agreement") attached hereto as Exhibit E; provided that such Assumption Agreement shall become effective only upon the receipt by you of a favorable opinion of Maun & Simon, PLC, dated the Effective Date of the Michael Reorganization (as such terms are used in the Assumption Agreement) and in form and substance satisfactory to you substantially to the effect that:

           (i) New Michael (as defined in the Assumption Agreement) is a duly incorporated and validly existing corporation in good standing under the laws of the State of Minnesota and has the corporate power and authority to own its property and assets and to carry on its business as presently conducted and to enter into the Assumption Agreement and perform its obligations as contemplated therein;

           (ii) the Assumption Agreement has been duly authorized, executed and delivered by New Michael and constitutes the legal, valid and binding obligation of New Michael enforceable in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity); and that no consent of shareholders is required for the execution and delivery of the Assumption Agreements;

           (iii) no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and (except for such filings as may be required in connection with the Pending Reorganization) performance of the Assumption Agreement by New Michael;

           (iv) New Michael is, to the best of such counsel's knowledge, duly qualified and in good standing as a foreign corporation in each jurisdiction wherein the nature of the property owned or leased by it or the nature of the business transacted by it makes such qualification necessary, except where the failure so to qualify would not have a material and adverse effect on the business, operations, properties, prospects, assets or condition, financial or other, of New Michael and its Subsidiaries taken as a whole;

           (v) neither the execution and delivery of the Assumption Agreement by New Michael, the performance by New Michael of its obligations thereunder nor compliance by New Michael with the terms, conditions and provisions thereof will violate any order, injunction or decree of any court or other governmental body to which New Michael is a party or by which it is bound, or conflict with or result in a breach of any of the terms, conditions or provisions of the corporate charter or by-laws of New Michael or any agreement or instrument, known to such counsel, to which New Michael is a party or by which New Michael is bound, or constitute a default thereunder, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of New Michael;

and as to such other matters incident to the transactions contemplated by the Pending Reorganization as you may reasonably request.

  Section 6.8. Confidential Information.  For the purposes of this Section
6.8, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or
(d) constitutes financial statements delivered to you under Section 5.1 hereof that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the

Confidential Information substantially in accordance with  the terms of this
Section 6.8, (iii) any other holder of any Note, (iv) any institutional investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
Section 6.8), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 6.8),
(vi) any Federal or state regulatory authority having jurisdiction over you,
(vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 6.8 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 6.8.

     Section 6.9. Law Governing. This Agreement shall be construed in accordance with and governed by laws of the State of Minnesota.

     Section 6.10. Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

     Section 6.11. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     If the foregoing is satisfactory to you, please sign the form of acceptance on the enclosed counterpart of this letter agreement and forward the same to the Company, whereupon this letter agreement will become a binding agreement between you and the Company as of the date first above written.


                                                  Yours very truly,

                                                  MICHAEL FOODS, INC.

                                                  By
                                                     Its

The foregoing agreement is
hereby accepted as of the
date first above written.

[VARIATION]

By___________________________________
    Its

                                                  PRINCIPAL AMOUNT
           NAME AND ADDRESS                          OF NOTES
             OF LENDER                            TO BE ACQUIRED


METROPOLITAN LIFE INSURANCE COMPANY                  $20,000,000
P.O. Box 633
334 Madison Avenue
Convent Station, New Jersey  07961-0633
Attention:  Private Placement Unit
Telecopier Number:  (201) 254-3050

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

      The Chase Manhattan Bank
      (ABA #021000021)
      Metropolitan Branch
      33 East 23rd Street
      New York, New York  10010
      for credit to:  Metropolitan Life
      Insurance Company--Corporate
      Investments
      Account Number 002-2-410591

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above with duplicate notice to:


                                 SCHEDULE I
                             (to Loan Agreement)

      Metropolitan Life Insurance Company
      Fixed Income Investments
      334 Madison Avenue, P.O. Box 633
      Convent Station, New Jersey
      07961-0633
      Attention:  Private Placement Unit
      Telecopier Number:  (201) 254-3050

Name of Nominee in which Notes are to be issued:
None

Taxpayer I.D. Number:  13-5581829

                                                    PRINCIPAL AMOUNT
        NAME AND ADDRESS                                OF NOTES
            OF LENDER                                TO BE ACQUIRED

THE LINCOLN NATIONAL LIFE                            $3,125,000 (UNA)
   INSURANCE COMPANY                                 $3,125,000 (IAL)
c/o Lincoln Investment Management, Inc.              $2,125,000 (REO)
200 East Berry Street
Renaissance Square
Fort Wayne, Indiana  46802
Attention:  Investments/Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

      Bankers Trust Company
      ABA #021001033
      Private Placement Processing
      New York, New York
      Account Number 99-911-145

      for the account of:  The Lincoln
      National Life Insurance Company (UNA)
      Custody Account Number 98437

      for the account of:  The Lincoln
      National Life Insurance Company (IAL)
      Custody Account Number 98194
      for the account of:  The Lincoln
      National Life Insurance Company (REO)
      Custody Account Number 98149

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above with duplicate notices with respect to payments to:

      Bankers Trust Company
      P. O. Box 998
      Bowling Green Station
      New York, New York  10274
      Attention:  Private Placement Unit

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  35-0472300

                                                 PRINCIPAL AMOUNT
                   NAME AND ADDRESS              OF NOTES
                       OF LENDER                 TO BE ACQUIRED


LINCOLN LIFE & ANNUITY COMPANY                      $375,000
  OF NEW YORK
c/o Lincoln Investment Management, Inc.
200 East Berry Street
Renaissance Square
Fort Wayne, Indiana  46802
Attention:  Investments/Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

      Bankers Trust Company
      ABA #021001033
      Private Placement Processing
      New York, New York
      Account Number 99-911-145

      for the account of:  Lincoln Life &
      Annuity Company of New York
      Custody Account Number 98269

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above with duplicate notices with respect to payments to:

      Bankers Trust Company
      P. O. Box 998
      Bowling Green Station
      New York, New York  10274
      Attention:  Private Placement Unit

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  16-1505436

                                                   PRINCIPAL AMOUNT
        NAME AND ADDRESS                                OF NOTES
           OF LENDER                                TO BE ACQUIRED

SECURITY-CONNECTICUT LIFE                              $625,000
   INSURANCE COMPANY
c/o Lincoln Investment Management, Inc.
1300 South Clinton Street
Fort Wayne, Indiana  46802
Attention:  Investments--Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

      Chase Manhattan Bank
      New York, NY
      ABA Routing #021-000-021
      Beneficiary A/C:  544755102

      Further Credit:  Sec.-Conn. Life Ins.
      Co.
      A/C #02500084010

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

      Security-Connecticut Life Insurance
      Company
      20 Security Drive
      Avon, CT  06001
      Attention: Jodi Dean

      and

      Sigler & Co
      c/o Chase Manhattan Bank
      Dept. #3492
      P.O. Box 50000
      Newark, NJ  07101-8006

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:
SIGLER & CO

Taxpayer I.D. Number:  35-1468921

                                                         PRINCIPAL AMOUNT
         NAME AND ADDRESS                                    OF NOTES
            OF LENDER                                     TO BE ACQUIRED

FEDERAL WARRANTY SERVICE CORPORATION                        $625,000
c/o Lincoln Investment Management, Inc.
200 East Berry Street
Renaissance Square
Fort Wayne, Indiana  46802
Attention:  Investments/Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

      Chase Manhattan Bank
      New York, NY
      ABA #021 000 021
      Attn:  Investment Dept.

      for the account of:  Federal Warranty
      Service Corp.
      A/C #N7631139

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above with duplicate notices with respect to payments to:

      American Bankers Insurance Group
      for A/C:  Federal Warranty Service
      Corporation
      11222 Quail Roost Drive
      Miami, FL  33157
      Attn:  Investment Department

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  36-3596362

                                                       PRINCIPAL AMOUNT
          NAME AND ADDRESS                                 OF NOTES
              OF LENDER                                 TO BE ACQUIRED

THE NORTHWESTERN MUTUAL LIFE                             $10,000,000
  INSURANCE COMPANY
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Attention:  Securities Department
Telecopier Number:  (414) 299-7124

Payments

All Payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

    Bankers Trust Company (ABA #0210-01033)
    16 Wall Street
    Insurance Unit, 4th Floor
    New York, New York  10005

    for credit to:  The Northwestern Mutual
    Life Insurance Company
    Account Number 00-000-027

Notices

All notices and communications to be
addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed,

Attention:        Public Markets
Department,  Investment Operations,
FAX:  (414)  299-5714.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  39-0509570

                                                            PRINCIPAL AMOUNT
               NAME AND ADDRESS                                 OF NOTES
                  OF LENDER                                  TO BE ACQUIRED

SUNAMERICA LIFE INSURANCE COMPANY                             $5,000,000
c/o SunAmerica Inc.
1 SunAmerica Center
Los Angeles, California  90067-6022
Attention:  Investment Accounting 36-05

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

      Bankers Trust Company
      ABA #021-001-033
      New York, New York
      Account Number 99-911-145
      FFC:  A/C 099530

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: OKGBD & CO.

Taxpayer I.D. Number for SunAamerica:  52-0502540

Taxpayer I.D. Number for OKGBD & CO.:  22-2933761

                                                             PRINCIPAL AMOUNT
           NAME AND ADDRESS                                     OF NOTES
               OF LENDER                                     TO BE ACQUIRED

ANCHOR NATIONAL LIFE INSURANCE COMPANY                         $3,000,000
c/o SunAmerica Inc.
1 SunAmerica Center
Los Angeles, California  90067-6022
Attention:  Investment Accounting 36-05

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

     Bankers Trust Company
     ABA #021-001-033
     New York, New York
     Account Number 99-911-145
     FFC:  A/C 099527

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.



Name of Nominee in which Notes are to be issued: OKGBD & CO.

Taxpayer I.D. Number for Anchor National:  86-0198983

Taxpayer I.D. Number for OKGBD & CO.:  13-3020293

                                                               PRINCIPAL AMOUNT
           NAME AND ADDRESS                                       OF NOTES
               OF LENDER                                       TO BE ACQUIRED

CAL FARM LIFE INSURANCE COMPANY                                  $1,000,000
c/o SunAmerica Inc.
1 SunAmerica Center
Los Angeles, California  90067-6022
Attention:  Investment Accounting 36-05

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

      Bankers Trust Company
      ABA #021-001-033
      New York, New York
      Account Number 99-911-145
      FFC:  A/C 099545

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which notes are to be issued: OKGBD & CO.

Taxpayer I.D. Number for Cal Farm:  94-1190655

Taxpayer I.D. Number for OKGBD & Co.:  22-2933761

                                                               PRINCIPAL AMOUNT
           NAME AND ADDRESS                                        OF NOTES
               OF LENDER                                        TO BE ACQUIRED

FIRST SUNAMERICA LIFE INSURANCE COMPANY                           $1,000,000
c/o SunAmerica Inc.
1 SunAmerica Center
Los Angeles, California  90067-6022
Attention:  Investment Accounting 36-05

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

    Bankers Trust Company
    ABA #021-001-033
    New York, New York
    Account Number 99-911-145
    FFC:  A/C 099537

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: OKGBD & Co.

Taxpayer I.D. Number for First SunAamerica:  06-0992729

Taxpayer I.D. Number for OKGBD & Co.:  22-2933761

                                                               PRINCIPAL AMOUNT
           NAME AND ADDRESS                                        OF NOTES
             OF LENDER                                          TO BE ACQUIRED

USAA CASUALTY INSURANCE COMPANY                                  $10,000,000
USAA IMCO
USAA Building BKD04N
9800 Fredericksburg Road
San Antonio, Texas  78288

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael Foods, Inc., 7.58% Senior Notes due February 26,
2009, PPN 594074 B* 6, principal or
interest") to:

      Bankers Trust Company/USAA
      (ABA #021001033)
      Private Placement Processing
      AC #99 911 145

      for credit to:  USAA Casualty
      Insurance Company
      Account Number 99731

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed to:

      USAA Casualty Insurance Company
      c/o Asset Accounting
      USAA Building, B1W
      9800 Fredericksburg Road
      San Antonio, Texas  78288

All other communications:

      Insurance Company Portfolios
      USAA IMCO
      USAA Building BKD04N
      9800 Fredericksburg Road
      San Antonio, Texas  78288

Name of Nominee in which Notes are to be issued: SALKELD & CO.

Taxpayer I.D. Number  59-3019540

                                                           PRINCIPAL AMOUNT
           NAME AND ADDRESS                                   OF NOTES
               OF LENDER                                    TO BE ACQUIRED

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY                   $7,500,000
c/o American General Corporation
P. O. Box 3247
Houston, Texas  77253-3247
Attention:  Investment Research Department, A37-01
Facsimile Number:  (713) 831-1366

Overnight Mailing Address:
2929 Allen Parkway
Houston, Texas  77019-2155

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest or premium, if any") to:

     State Street Bank and Trust Company
     ABA #011000028
     Boston, Massachusetts 02101

     Re:  The Variable Annuity Life
     Insurance Company
     AC-0125-821-9
     OBI=PPN Number and description
     of payment
     Fund Number PA 54

Notices

All notices of payment on or in respect of the notes and written confirmation of each such payment to:

        The Variable Annuity Life
        Insurance Company and PA 54
        c/o State Street Bank and Trust
        Company
        Insurance Services Custody (AH2)
        1776 Heritage Drive
        North Quincy, Massachusetts  02171
        Facsimile Number:  (617) 985-4923

Duplicate payment notices and all other
correspondences to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  74-1625348

                                                            PRINCIPAL AMOUNT
          NAME AND ADDRESS                                     OF NOTES
             OF LENDER                                      TO BE ACQUIRED

JOHN HANCOCK MUTUAL LIFE                                      $4,500,000
  INSURANCE COMPANY                                           $3,000,000
John Hancock Place
200 Clarendon Street
Boston, Massachusetts  02117

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

       The First National Bank of
       Boston (ABA #011000390)
       Boston, Massachusetts  02110

       For the account of:  John Hancock Mutual
       Life Insurance Company
       Private Placement Collection Account
       Account Number 541-55417
       On Order of:  [Name of Issuer and PPN Number]

Notices

Contemporaneous with the above wire
transfer, advice setting forth (1) the full name, interest rate and maturity date of the notes or other obligations; (2) allocation of payment between principal and interest and any special payment; and (3) name and address of bank (or trustee) from which wire transfer was sent, shall be delivered or mailed to:

       John Hancock Mutual Life
       Insurance Company
       John Hancock Place
       200 Clarendon Street
       Boston, Massachusetts  02117
       Attention:  Securities Accounting
       Division T-10

All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or mailed to:

       John Hancock Mutual Life
       Insurance Company
       John Hancock Place
       200 Clarendon Street
       Boston, Massachusetts  02117
       Attention:  Securities Accounting
       Division T-10

All other communications which shall
include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or mailed to:


       John Hancock Mutual Life
       Insurance Company
       John Hancock Place

       200 Clarendon Street
       Boston, Massachusetts  02117
       Attention:  Bond and Corporate
       Finance Department, T-57

Name of Nominee in which Notes are to be issued: John Hancock Mutual Life Insurance
Company

Taxpayer I.D. Number:  04-1414660

                                                           PRINCIPAL AMOUNT
            NAME AND ADDRESS                                   OF NOTES
               OF LENDER                                   TO BE ACQUIRED

MASSACHUSETTS MUTUAL LIFE INSURANCE                           $5,000,000
  COMPANY
1295 State Street
Springfield, Massachusetts  01111
Attention:  Ms. Kathleen Lynch
Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

     Citibank, N.A.
     111 Wall Street
     New York, NY  10043
     ABA #021000089

     For MassMutual Long Term Pool
     Account No. 4067-3488
     Re:  Description of security,
     principal and interest split

with telephone advice to the Securities
Custody and Collection Department of
Massachusetts Mutual Life Insurance Company at (413) 744-3878.

Notices

All notices and communications to be
addressed as first provided above, except notices with respect to payments, to be addressed to attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  04-1590850

                                                            PRINCIPAL AMOUNT
           NAME AND ADDRESS                                     OF NOTES
              OF LENDER                                      TO BE ACQUIRED

MASSACHUSETTS MUTUAL LIFE INSURANCE                           $2,500,000
  COMPANY
1295 State Street
Springfield, Massachusetts  01111
Attention:  Ms. Kathleen Lynch
Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

     Chase Manhattan Bank
     4 Chase MetroTech Center
     New York, New York  10081
     ABA #021000021

     For MassMutual Pension Management
     Account No. 910-2594018
     Re:  Description of security, principal
     and interest split

with telephone advice to the Securities
Custody and Collection Department of
Massachusetts Mutual Life Insurance Company at (413) 744-3878.

Notices

All notices and communications to be
addressed as first provided above, except notices with respect to payments, to be addressed attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued: None

TAXPAYER I.D. NUMBER:  04-1590850

                                                            PRINCIPAL AMOUNT
            NAME AND ADDRESS                                    OF NOTES
               OF LENDER                                     TO BE ACQUIRED

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY                    $5,000,000
c/o American Express Financial Corporation
3000 IDS Tower
Minneapolis, Minnesota  55440
Attention:  Director - Senior Securities Research, Research Department

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

       Norwest Bank Minneapolis, N.A.
       (ABA #091 000 019)
       7th and Marquette Avenue
       Minneapolis, Minnesota  55480

       for credit to:  American Express
       Trust Co.
       Account Number 00-38-500 for the
       benefit of: WRAP TWO & CO.

Notices

All notices of payment, on or in respect of the notes and written confirmation of each such payment to:

       WRAP TWO & CO.

         c/o American Express Trust Co. NW-9744
         P.O. Box 1450
         Minneapolis, Minnesota  55485

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: WRAP TWO & CO.

Taxpayer I.D. Number:  94-2786905

                                                               PRINCIPAL AMOUNT
          NAME AND ADDRESS                                         OF NOTES
            OF LENDER                                          TO BE ACQUIRED

LUTHERAN BROTHERHOOD                                              $5,000,000
625 Fourth Avenue South, 10th Floor
Minneapolis, Minnesota  55415
Attention:  Investment Division/Trading Administrator

Payments

All payments on or in respect of the notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes Due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

      Norwest Bank Minnesota
      ABA:  091000019
      Trust Clearing Account #08-40-245
      Attention:  Income Collection
      For credit to:  Lutheran Brotherhood
      Account Number 12651300

      All income payments must include the
      following information:

      A/C Lutheran Brotherhood
      Account No.:  12561300
      Security Description
      PPN  594074 B* 6
      Reference Purpose of Payment
      Interest and/or Principal Breakdown

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.


Name of Nominee in which notes are to be issued: None

Taxpayer I.D. Number:  41-0385700

                                                            PRINCIPAL AMOUNT
            NAME AND ADDRESS                                   OF NOTES
                OF LENDER                                    TO BE ACQUIRED

THE LUTHERAN CHURCH-MISSOURI
    SYNOD FOUNDATION                                           $5,000,000
1333 S. Kirkwood Road
St. Louis, Missouri  63122-7295
Telephone Number:  314-965-9917 x-1456
Facsimile Number:  314-965-2656
Attention:      Mr. Fred Sticht
          Vice President, Treasury & Investments

Payments

All payments on or in respect OF the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

           Bankers Trust Company
           New York, New York
           ABA #021001033

           for credit to:  Boatmen's Trust Company
           Account #92558
           Ref:  A/C #55587-000

Notices

All notices and communications to be
addressed as first provided above, except notices with respect to payments and written confirmation of such payment, to be addressed:

      The LCMS Foundation
      Attn:  Mary Boyer, Trust & Investments
      1333 South Kirkwood Road
      St. Louis, MO  63122-7295

Name of Nominee in which Notes are to be issued: AUER & Co.

Taxpayer I.D. Number for LCMS Foundation:  43-6034481

Taxpayer I.D. Number for Auer & Co.:  13-6064419

                                                         PRINCIPAL AMOUNT
         NAME AND ADDRESS                                    OF NOTES
           OF LENDER                                      TO BE ACQUIRED

EMPLOYERS LIFE INSURANCE COMPANY                            $3,000,000
  OF WAUSAU
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220
Attention:  Corporate Fixed-Income Securities

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

        Bank of New York
        ABA #021-000-018
        BNF:  IOC566
        F/A/O Employers Life Custody
        A/C #267827
        Attention:  P&I Department

Notices

All notices on or in respect of the notes and written confirmation of each such payment to:

        Ms. Cindy Peterson
        Employers Life Insurance
        Company of Wausau
        2000 Westwood Drive
        Wausau, Wisconsin  54401

All notices and communications other than those in respect to payments to be addressed to:

    Employers Life Insurance Company of Wausau
    One Nationwide Plaza (1-33-07)
    Columbus, Ohio  43215-2220
    Attention:  Corporate Fixed--Income Securities

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  39-1049873

                                                            PRINCIPAL AMOUNT
               NAME AND ADDRESS                             OF NOTES
                   OF LENDER                                TO BE ACQUIRED

NATIONWIDE LIFE INSURANCE COMPANY                       $1,000,000
  SEPARATE ACCOUNT OH
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220
Attention:  Corporate Fixed-Income Securities

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, INC., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

     The Bank of New York
     ABA #021-000-018
     BNF:  IOC566
     F/A/O Nationwide Life Insurance
     Co. - S/A  OH
     Attention:  P&I Department

Notices

All notices of payment on or in respect of the notes and written confirmation of each such payment to:

     Nationwide Life Insurance Company-S/A OH
     c/o The Bank of New York
     P. O. Box 19266
     Attention:  P&I Department

      Newark, New Jersey  07195

      With a copy to:

      Nationwide Life Insurance Company-S/A OH
      One Nationwide Plaza (1-32-05)
      Columbus, Ohio  43215-2220
      Attention:  Investment Accounting

All notices and communications other than those in respect to payments to be addressed:

      Nationwide Life Insurance Company Separate Account OH
      One Nationwide Plaza (1-33-07)
      Columbus, Ohio  43215-2220
      Attention:  Corporate Fixed-Income Securities

Name of Nominee in which Notes are to be issued: NONE

Taxpayer I.D. Number:  31-4156830

                                                            PRINCIPAL AMOUNT
               NAME AND ADDRESS                             OF NOTES
                   OF LENDER                                TO BE ACQUIRED

NATIONWIDE LIFE INSURANCE COMPANY                            $1,000,000
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220
Attention:  Corporate Fixed-Income Securities

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:


     The Bank of New York
     ABA #021-000-018
     BNF:  IOC566
     F/A/O Nationwide Life Insurance Company
     Attention:  P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:


     Nationwide Life Insurance Company
     c/o The Bank of New York
     P. O. Box 19266
     Attention:  P&I Department
     Newark, New Jersey  07195

    With a copy to:

    Nationwide Life Insurance Company
    Attention:  Investment Accounting
    One Nationwide Plaza (1-32-05)
    Columbus, Ohio  43215-2220

All notices and communications other than those in respect to payments to be addressed:



    Nationwide Life Insurance Company
    One Nationwide Plaza (1-33-07)
    Columbus, Ohio  43215-2220
    Attention:  Corporate Fixed-Income Securities

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-4156830

                                                            PRINCIPAL AMOUNT
               NAME AND ADDRESS                             OF NOTES
                   OF LENDER                                TO BE ACQUIRED

PACIFIC MUTUAL LIFE INSURANCE                                $5,000,000
  COMPANY
700 Newport Center Drive
Newport Beach, California  92658-9000
Attention:  Fixed Income Securities Department
Telephone:  (714) 640-3379; Facsimile:  (714) 640-3199

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:


     The Chase Manhattan Bank
     ABA #021-000-021
     A/C = 900-9-002206
     BNF = Funds Pending - DNI/ABS
     BBK = Chase Manhattan Bank/SSTO
     A/C Name:  General Account
     A/C Number:  47363300
     Regarding:  Security Description and PPN

Notices

All notices and communications to be
addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

     Pacific Mutual Life Insurance Company
     Attention:  Securities Administration
     P.O. Box 9000
     Newport Beach, California  92658-9000

With a copy to:

     The Chase Manhattan Bank
     P.O. Box 456, Wall Street Station
     New York, New York  10005

Name of Nominee in which Notes are to be issued:  ATWELL & CO

General Taxpayer I.D. Number:  95-4229487
Private Placement Taxpayer I.D.
Number:  13-6065575

                                                               PRINCIPAL AMOUNT
          NAME AND ADDRESS                                     OF NOTES
               OF LENDER                                       TO BE ACQUIRED

PHOENIX HOME LIFE MUTUAL                                        $5,000,000
 INSURANCE COMPANY
One American Row
Hartford, Connecticut  06115

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
Principal or Interest") to:


     ABA #021 000 021
     Chase Manhattan Bank
     New York, New York


     Account Number:  900 9000 200
     Account Name:  Income Processing
     Reference:  Phoenix Home Life
     Account #G05143
     OBI=[Name of Issuer],
     PPN=________, RATE=___%,
     DUE=________ (include principal
     and interest breakdown and premium, if any)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:


    Phoenix Home Life Mutual Insurance Company
    c/o Phoenix Duff & Phelps, Inc.
    56 Prospect Street
    P. O. Box 150480
    Hartford, Connecticut  06115-0480
    Attention:  Private Placements Division
    Telecopier Number:  (860) 403-5451

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number:  06-0493340

                                                            PRINCIPAL AMOUNT
               NAME AND ADDRESS                                 OF NOTES
                   OF LENDER                                TO BE ACQUIRED

UNITED FARM FAMILY LIFE                                      $4,500,000
  INSURANCE COMPANY
225 South East Street
Indianapolis, Indiana  46202
Attention:  Steven B. Ratliff

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael Foods, INC., 7.58% Senior Notes due February 26,
2009, PPN 594074 B* 6, principal or
interest") to:


     Northern CHGO/Trust
     ABA #071-0001-52
     Credit wire acct. #5186041000
     Ref ELL and Co
     Acct. #26-30866

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Ell and Co

Taxpayer I.D. Number 35-1097117

                                                           PRINCIPAL AMOUNT
           NAME AND ADDRESS                                    OF NOTES
              OF LENDER                                     TO BE ACQUIRED

THE CANADA LIFE ASSURANCE COMPANY                               $2,250,000
Corporate Treasury, SP-11
330 University Avenue
Toronto, Ontario, Canada  M5G 1R8
Attention:     U.S. Private Placements
           Brian Lynch
           Associate Treasurer

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

      Chase Manhattan Bank
      ABA #021-000-021
      Account #544-755-102
      For benefit of F/A/O AR78-63909
      Attn:  Mr. Richard Boxer
      Include account no.

      for:  The Canada Life Assurance Company
      (CLA) POC: CTL (Replaces Morgan #41233)
      Trust Account No. AR78-63909

Notices

All notices and communications to be
addressed as first provided above, except notice with respect to payment, and written confirmation of each such payment, to be addressed:

     Chase Manhattan Bank
     Institutional Client Services
     4 New York Plaza - 4th Floor
     New York, NY  10004-2477
     Attn:  Mr. Richard Boxer

with a copy to:

     The Canada Life Assurance Company
     330 University Avenue, SP-12
     Toronto, Ontario, Canada  M5G 1R8
     Attention:  Supervisor,
     Securities Accounting

Name of Nominee in which Notes are to be issued: CUMMINGS & Co.

Taxpayer I.D. Number:  38-0397420

                                                           PRINCIPAL AMOUNT
         NAME AND ADDRESS                                      OF NOTES
            OF LENDER                                       TO BE ACQUIRED

CANADA LIFE INSURANCE COMPANY OF NEW YORK                     $750,000
Corporate Treasury, SP-11
330 University Avenue
Toronto, Ontario, Canada  M5G 1R8
Attention:     U.S. Private Placements
           Brian Lynch
           Associate Treasurer

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

      Chase Manhattan Bank
      ABA #021-000-021
      Account #544-755-102
      For benefit of F/A/O MR-76-37266
      Attn:  Mr. Richard Boxer
      Include account no.

      for:  Canada Life Insurance
      Company of New York (CLNY) POC:
      CNY (Replaces Morgan #33370)
      Custody Account No. MR-76-37266

Notices

All notices and communications to be
addressed as first provided above, except notice with respect to payment, and written confirmation of each such payment, to be addressed:

      Chase Manhattan Bank
      Institutional Client Services
      4 New York Plaza - 4th Floor
      New York, NY  10004-2477
      Attn:  Mr. Richard Boxer

with a copy to:

      The Canada Life Assurance Company
      330 University Avenue, SP-12
      Toronto, Ontario, Canada  M5G 1R8
      Attention:  Supervisor, Securities
      Accounting

Name of Nominee in which Notes are to be issued: Cummings & Co.

Taxpayer I.D. Number:  13-2690792

                                                        PRINCIPAL AMOUNT
       NAME AND ADDRESS                                     OF NOTES
          OF LENDER                                      TO BE ACQUIRED

CUNA MUTUAL INSURANCE SOCIETY                               $3,000,000
c/o CUNA Mutual Group
Securities Management Department
5910 Mineral Point Road
Madison, Wisconsin  53705
Attention:  Private Placements
Telecopier Number:  (608) 238-2316

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

       Chase Manhattan Bank
       ABA #021000021
       A/C:  900-9-002206
       A/C:  473-63300
       BNF = Funds Pending DNI/ABS
       BBK = Chase Manhattan Bank/SSTO

Notices

All notices and communications to be
addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed as follows:


       CUNA Mutual Group

    Attention:  Investment
    Accounting, GG-12
    P. O. Box 391
    Madison, Wisconsin  53701

Name of Nominee in which Notes are to be issued: Atwell & Co.

Taxpayer I.D. Number for Atwell:
13-6065575

                                                                PRINCIPAL AMOUNT
           NAME AND ADDRESS                                         OF NOTES
                OF LENDER                                       TO BE ACQUIRED

PROVIDENT MUTUAL LIFE                                            $2,000,000
  INSURANCE COMPANY
P.O. Box 1717
Valley Forge, Pennsylvania  19482-1717
Attention:  Securities Investment Department
Telefacsimile:  (610) 407-1322

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds
(identifying each payment as "Michael
Foods, Inc., 7.58% Senior Notes due
February 26, 2009, PPN 594074 B* 6,
principal or interest") to:

    PNC Bank (ABA #031-000-053)
    Broad and Chestnut Streets
    Philadelphia, Pennsylvania  19101

    for credit to:  Provident Mutual Life
    Insurance Company
    Account Number 85-4084-2176

Notices

All notices and communications requiring overnight express delivery service should be addressed to:


    1205 Westlakes Drive
    Berwyn, PA  19312-2405
    Attention:  Treasurer

Name of Nominee in which Notes are to be issued: none

Taxpayer I.D. Number:  23-0990450

                              MICHAEL FOODS, INC.

                               7.58% Senior Note
                             Due February 26, 2009

                                PPN 594074 B* 6

No. R-                                                   Minneapolis, Minnesota
$                                                          ___________, ____


     MICHAEL FOODS, INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), for value received, hereby promises to pay to _____________________, or registered assigns, on February 26, 2009 the principal amount of ____________________ Dollars (or so much thereof as shall not have been prepaid) in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, at the principal office of the Company in Minnesota, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) at said office, in like coin or currency, on the unpaid portion of said principal amount from the date hereof, semi-annually on the twenty-sixth day of February and August in each year, commencing on the first such day after the date hereof, at the rate of 7.58% until such unpaid portion of such principal amount shall have become due and payable and at the Overdue Interest Rate thereafter and, so far as may be lawful, on any unpaid premium or any overdue installment of interest at the Overdue Interest Rate.

SECTION 1. THE NOTES; TRANSFERS, EXCHANGE, ETC.

 Section 1.01. The Notes. This Note is one of an authorized issue of senior notes (hereinafter called the "Notes") made by the Company in an aggregate principal amount of $125,000,000, maturing on February 26, 2009, bearing interest payable at the





                                   EXHIBIT A
                              (to Loan Agreement)
same rate and on the same dates as the interest on the principal amount of this Note and issued pursuant to the Agreements.

 Section 1.02. Registration, Transfer or Exchange of Notes. The Notes are issuable only as registered Notes. The Company will keep at its office or agency maintained as provided in Section 3.01 a register in which the Company shall provide for the registration and registration of transfer of the Notes.

     The holder of this Note may, at its option and either in person or by duly authorized attorney, surrender the same at said office or agency for registration of transfer or exchange, accompanied if surrendered for transfer by a written instrument of transfer duly executed by such holder or attorney. In case such holder shall so request a transfer or exchange of this Note, the Company shall deliver to or upon such holder's order one or more Notes in the same aggregate unpaid principal amount as this Note, each dated as of the date of, or, if later, the date to which interest has been paid on, this Note, in the principal amount of $1,000,000 or a multiple of $100,000 in excess thereof, (provided that one such new Note so issued to any holder may be issued in any amount), as requested by such holder (provided that if such aggregate unpaid principal amount is less than $1,000,000, the Company will deliver one Note in exchange for the Note), and registered in such name or names as shall be specified by such holder. The reasonable and customary expenses of such exchange shall be borne by the requesting holder. Every new Note so made and delivered upon transfer or in exchange for this Note shall be in the form of Exhibit A to the Agreements.

     Prior to due presentation for registration of transfer of this Note, the Company may deem and treat the registered holder hereof as the absolute owner of this Note for the purpose of receiving payment of or on account of the principal of and premium, if any, and interest on this Note, and for the purpose of any notice, waiver or consent hereunder, and payment of this Note shall be made only to or upon the order in writing of such holder.

  Section 1.03. Loss, Theft, Destruction or Mutilation of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon receipt of a bond of indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor and unpaid principal amount and dated the date of, or, if later, the date to which interest has been paid on, the lost, stolen, destroyed or mutilated Note. In the case of an Institutional Holder of the Notes, its own unsecured agreement of indemnity shall be deemed satisfactory to the Company.

SECTION 2. PREPAYMENT OF NOTES.

  Section 2.01. Mandatory Prepayments. On February 26 in each year, commencing February 26, 2005 and ending February 26, 2008, both inclusive, the Company will pay and apply and there shall become due and payable on the principal Indebtedness evidenced by the Notes an amount equal to the lesser of (x) $25,000,000 or (y) the principal amount of the Notes then outstanding; provided, that upon any partial prepayment of the Notes pursuant to Section 2.02 or
Section 2.03 or any partial prepayment, redemption, retirement, purchase or other acquisition of the Notes pursuant to clause (d) of Section 4.11, the principal amount of each required prepayment of the Notes becoming due under this Section 2.01 on and after the date of such prepayment, redemption, retirement, purchase or other acquisition shall be reduced in the same proportion as the aggregate principal amount of the Notes is reduced as a result of such prepayment, redemption, retirement, purchase or other acquisition.

  Section 2.02. Optional Prepayments. In addition to the prepayments required by Section 2.01 and Section 2.03:

          A. Unconditional Optional Prepayments. The Company may at its option, from time to time on any Business Day, prepay the Notes then outstanding as a whole at any time, or in part in a minimum amount of $5,000,000 or in $1,000,000 multiples in excess thereof from time to time, by giving each holder thereof written notice, not less than 30 days nor more than 60 days prior to the date fixed therein for such prepayment (an "Optional Prepayment Date"), which notice shall also specify the principal amount of the Notes held by such holder so to be prepaid.

          B. Optional Prepayments on Failure of Holders to Grant Certain Consents. In the event the Company shall request the holders of the Notes in writing (with such request making specific reference to the optional prepayment provisions set forth in this Section 2.02(B)) to consent to a merger or consolidation of the Company not permitted pursuant to the provisions of Section 4.07 hereof and the holder or holders of 50% or more in aggregate principal amount of the then outstanding Notes shall have failed or refused for a period of 30 days following the receipt of such request, to consent in writing to such merger or consolidation, then the Company may, on a Business Day (the "Optional Prepayment Date") selected by the Company and occurring within 65 days after the expiration of such 30 day period, and upon not less than 30 nor more than 60 days prior written notice, prepay all Notes held by each holder which has failed or refused to consent to such merger or consolidation. Any request by the Company made pursuant to this Section 2.02B shall set forth such financial and other information as is, in the best judgment of the Company, necessary for each holder to make an informed decision with respect to such requested consent.

          C. Prepayment Out of Proceeds of Asset Disposition. In the event that the Company shall elect to apply all or any portion of the proceeds of sales, transfers or other dispositions of assets or property to the repayment or prepayment of unsubordinated Funded Indebtedness of the Company or a Subsidiary as contemplated in Section 4.06, the Company will give written notice ("Company Notice") of such election to all holders of the Notes. The Company Notice shall (i) describe the facts and circumstances of such sales, transfers or other dispositions in reasonable detail,

     (ii) set forth the aggregate principal amount of such proceeds (the "Designated Proceeds") which it intends to apply to the prepayment or repayment of unsubordinated Funded Indebtedness, (iii) contain an offer by the Company to prepay on a stated date (the "Optional Prepayment Date"), which shall be a Business Day not more than 60 days and not less than 30 days after such Company Notice, the principal amount of Notes held by each holder which bears the same relationship to the aggregate amount of such Designated Proceeds as the aggregate principal amount of all Notes held by such holder bears to the aggregate principal amount of all then outstanding Funded Indebtedness (including the Notes) with respect to which a portion of such Designated Proceeds is to be applied, and (iv) request each holder to notify the Company in writing by a stated date, which date shall be not less than 15 days after such holder's receipt of the Company Notice, of its acceptance or rejection of such prepayment offer. If a holder does not notify the Company as provided in subclause (iv) above, then such holder shall be deemed to have accepted such offer.

     For purposes of any prepayment pursuant to the provisions of subsection A or subsection B or subsection C of this Section 2.02, the Computing Holder, as defined in Section 2.03 herein, shall give written notice to the Company, on the fifth Business Day prior to any Optional Prepayment Date determined pursuant to subsection A or subsection B or subsection C above, of the amount of the Prepayment Price, as defined in Section 2.03 herein, of the principal amount of the Notes held by such Computing Holder so to be prepaid, which notice shall set forth in reasonable detail the computation thereof.

     The Company shall deliver to each holder then to be prepaid, at least two Business Days before such Optional Prepayment Date, a certificate signed by a principal financial officer of the Company setting forth the Prepayment Price of the principal amount of the Notes held by such holder so to be prepaid, accompanied by a copy of the written notice by the Computing Holder referred to above (which sets forth the computation of the Prepayment Price of the Notes held by the Computing Holder).

     Thereupon, the Company covenants and agrees that it will on such Optional Prepayment Date prepay the principal amount of the Notes held by such holder so to be prepaid by payment to such holder of the Prepayment Price of such principal amount, together with interest accrued on such principal amount to
such Optional Prepayment Date.   No prepayment of less than all of the Notes
pursuant to this Section 2.02 shall be credited to or relieve the Company to any extent from its obligation to make any prepayments required by Section 2.01.

  Section 2.03. Prepayment Upon Event Risk Occurrence. The Company covenants and agrees to, promptly after the occurrence of an Event Risk Occurrence, but in any event within 10 days thereafter, give written notice to each holder of a Note. Such notice shall (a) describe in reasonable detail the facts and circumstances giving rise to such Event Risk Occurrence and the effect thereof on the Company, (b) offer to prepay, on a date (the "Event Risk Occurrence Prepayment Date") which shall be not less than 30 days nor more than 60 days after the date of such notice, all of the Notes held by such holder, (c) request such holder to notify the Company in writing, not less than 10 days prior to the Event Risk Occurrence Prepayment Date, of its acceptance or rejection of such offer and (d) inform such holder that, upon its receipt of such notice from the Company, failure to reject such offer in writing on or before the 10th day prior to the Event Risk Occurrence Prepayment Date shall be deemed acceptance of such offer. The notice to the Computing Holder shall also set forth the respective names and addresses of, and the principal amounts of the Notes held by, the other holders.

     The Computing Holder shall give written notice to the Company and the other holders, on the fifth Business Day prior to the Event Risk Occurrence Prepayment Date, of the amount of the Prepayment Price of the Notes held by it and such other holders, which notice shall set forth in reasonable detail the computation thereof. Such notice in itself shall constitute neither an acceptance nor a rejection by the Computing Holder of such prepayment offer.

     Thereupon, the Company covenants and agrees that it will on the Event Risk Occurrence Prepayment Date prepay all of the Notes held by each holder who has accepted the prepayment offer in accordance with this Section, by payment of the Prepayment Price of such Notes, together with interest accrued on the unpaid principal amount of such Notes to the Event Risk Occurrence Prepayment Date. No prepayment of less than all of the Notes pursuant to this Section 2.03 shall be credited to or relieve the Company to any extent from its obligation to make any prepayments required by Section 2.01.

     The following terms shall have the following definitions:

     "Business Day" means any day on which banks are required to be open to carry on their normal business in the States of Minnesota and New York.

     "Change of Control" means any Acquisition subsequent to February 26, 1997 by any Person, or related Persons constituting a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, of (a) the power to elect, appoint or cause the election or appointment of at least a majority of the members of the Board of Directors of the Company, through beneficial ownership of the capital stock of the Company or otherwise, or (b) all or substantially all of the properties and assets of the Company; provided, however, that a Change of Control shall not be deemed to have occurred as a result of the consummation of the Pending Reorganization or if (x) the Acquisition of such power or properties and assets is pursuant to a transaction in compliance with the provisions of
Section 4.07 hereof and (y) no Person, or related Persons constituting a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, shall have the power to elect, appoint or cause the election or appointment of at least a majority of the members of the Board of Directors of such successor or transferee. For the purposes of this definition, "Acquisition" of the power or properties and assets stated in the preceding sentence means the earlier of (i) the actual possession thereof and (ii) the consummation of any transaction or series of related transactions which, with the passage of time, will give such Person or Persons the actual possession thereof.

     "Computing Holder" means, as of the date of notice, the holder who holds Notes with an aggregate principal amount outstanding higher than that of Notes held by any other holder; provided , however, that for purposes of any prepayment made pursuant to the provisions of this Section 2.03 or Section 2.02B, "Computing Holder" means the holder who holds Notes then to be prepaid pursuant to this Section 2.03 or Section 2.02B with an aggregate amount outstanding higher than that of Notes held by any other holder then to be prepaid. For purposes determining the Computing Holder, the Notes then held by affiliated holders shall be aggregated.

     "Designated Event" means any of the following:

          (a) the majority of the members of the Company's Board of Directors at any time being different from the majority of the members of its Board of Directors at any other time within the immediately preceding two calendar years; provided that for purposes of this clause (a), a member of the Company's Board of Directors shall not be deemed to be "different" if such board member is a member or designee of either the Michael Family or the Papetti Family and has replaced another member or designee of the same family, or

          (b)  the authorization by the Company's Board of Directors of

               (i) a consolidation or merger of the Company (other than the Pending Reorganization) or a sale of all or substantially all of its properties and assets,

               (ii) a dividend or other distribution by the Company to its shareholders, in one transaction or a series of related transactions, of cash, property or securities (other than a dividend or other distribution payable solely in capital stock of the Company that is not convertible into or exchangeable for any securities that are not capital stock of the Company) having an aggregate fair market value at the time of distribution that is 30% or more of the fair market value of the common stock of the Company outstanding immediately prior to such distribution (both such fair market values as determined by its Board of Directors) or

               (iii) an acquisition by the Company for cash, property or securities (other than capital stock of the Company that is not convertible into or exchangeable for any securities that are not capital stock of the Company), in one transaction or a series of related transactions, of more than 30% of common stock of the Company outstanding immediately prior to the commencement of such acquisition;

     provided that any event described above in this clause (b) shall be a designated event only if at any time within 12 months of the occurrence of such event, the company's consolidated net worth as of such time shall be less than 50% of its consolidated net worth as of the fiscal year-end immediately preceding the earlier of such event and such time.

     "Event Risk Occurrence" means (a) a Change of Control or (b) a Designated Event or (c) the failure of the Company to pay the purchase price and otherwise effect the acquisition of the Papetti Companies on the Closing Date (except for any filings which, in accordance with standard practice, are to be made subsequent to the closing of such transaction) all substantially as contemplated in the Memorandum and, within five business days thereafter, to provide to each holder of a Note an opinion of Maun & Simon PLC to such effect (in form and substance reasonably satisfactory to the holders of the Notes).

     "Michael Family" means and includes (i) James H. Michael, (ii) any Person who is a lineal descendent of James H. Michael, (iii) the spouse, children or grandchildren of any such Person, (iv) any trust of which any of such Persons are the sole beneficiaries and (v) the estate, executor, administrator or legal guardian of any such Person.

     "Papetti Family" means and includes (i) Arthur M. Papetti and Anthony Papetti, (ii) any Person who is a lineal descendent of Arthur M. Papetti or Anthony Papetti, (iii) the spouse, children or grandchildren of any such Person,
(iv) any trust of which any of such Persons are the sole beneficiaries and (v) the estate, executor, administrator or legal guardian of any such Person.

     "Prepayment Price" means, for purposes of calculations required by this Section and Section 2.02 hereof, the higher of (1) the unpaid principal amount of the Notes to be prepaid on the Event Risk Occurrence Prepayment Date or Optional Prepayment Date, as the case may be, and (2) the sum of the respective Payment Values of each prospective interest payment, prospective mandatory prepayment and the principal payment at maturity in respect of such Notes (the amount of each such payment being herein referred to as a "Payment"). The "Payment Value" of each Payment shall be determined by discounting such Payment at the Adjusted Reinvestment Rate, for the period from the scheduled date of such Payment to the Event Risk Occurrence Prepayment Date or Optional Prepayment Date, as the case may be. The "Adjusted Reinvestment Rate" is the sum of (a) 50 basis points and (b) the yield which shall be imputed from the yields (as reported on the Telerate Access Service (Page 500-offer side) or such other display as may replace Page 500) of those actively traded United States Treasury securities having maturities as close as practicable to the Weighted Average Life to Final Maturity of the Notes so to be prepaid. The yields of such United States Treasury securities shall be determined as of 10 A.M. Eastern Time on the fifth Business Day prior to the Event Risk Occurrence Prepayment Date or Optional Prepayment Date, as the case may be.

     "Weighted Average Life to Final Maturity" of the Notes as of the time of determination thereof means the number of years (rounded to the nearest one-twelfth) obtained by dividing the then Remaining Dollar-Years of the Notes by the then outstanding principal amount of the Notes. For the purposes of this definition, "Remaining Dollar-Years" means the sum of the amounts obtained by multiplying the amount of each then remaining required prepayment, including prepayment at final maturity, by the number of years (calculated to the nearest one-twelfth) which will elapse between the time of such determination and the date of such prepayment.

  Section 2.04. Interest After Date Fixed for Prepayment. This Note or any portion hereof to be prepaid shall cease to bear interest on and after the date fixed for such prepayment unless the Company shall fail to pay this Note or such portion, as the case may be, on the date fixed for such prepayment, in which event this Note or such portion, as the case may be, shall bear interest at the Overdue Interest Rate from and after such date until paid and, so far as may be lawful, any unpaid premium and overdue installment of interest shall bear interest at said rate.

  Section 2.05. Allocation of Prepayments. In the event of any prepayment of less than all of the outstanding Notes (other than any prepayment pursuant to Section 2.02B or Section 2.03) the Company will allocate the principal amount so to be prepaid (but only in units of $1,000) among the registered holders of Notes in proportion, as nearly as may be, to the respective principal amounts of such Notes, not theretofore called for prepayment, of which they shall be registered holders.

  Section 2.06. Surrender of Notes; Notation Thereon. Upon any prepayment of a portion of the principal amount of this Note, the registered holder hereof, at its option, may require the Company to execute and deliver, upon surrender of this Note, a new Note registered in the name of such person or persons as may be designated by such holder for the principal amount of this Note then remaining unpaid, dated as of the date to which interest has been paid on the principal amount of this Note then remaining unpaid, or may present this Note to the Company for notation hereon of the payment of the portion of the principal amount of this Note so prepaid. The reasonable and customary expenses of such exchange or notation shall be borne by the requesting holder. Every new Note made and delivered pursuant to the provisions of this Section 2.06 shall in all other respects be in the same form and have the same terms as this Note.

SECTION 3. AFFIRMATIVE COVENANTS.

     The Company covenants and agrees that so long as this Note shall be outstanding:

  Section 3.01. Maintenance of Company Office. The Company will maintain an office or agency at 324 Park National Bank Building, 5353 Wayzata Boulevard, Minneapolis, Minnesota 55416 (or such other place in the United States of America as the Company may designate in writing to the holder hereof), where notices, presentations and demands to or upon the Company in respect of the Notes may be given or made.

  Section 3.02. To Keep Books. The Company will, and will cause each of its Subsidiaries to, at all times keep proper books of record and account in which full, true and correct entries will be made of its transactions in accordance with generally accepted accounting principles.

  Section 3.03. Payment of Taxes; Corporate Existence; Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to,

          A. pay and discharge promptly all taxes, assessments and other governmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal or mixed or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or any such Subsidiary, as the case may be, shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) deemed by it to be adequate with respect thereto;

          B. do all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises; provided, however, that nothing in this Section 3.03B shall prevent the abandonment or termination of the corporate existence, rights and franchises of any Subsidiary if, in the opinion of the Company, such abandonment or termination would not have a material and adverse effect on the business, operations, properties, prospects, assets or condition, financial or other, of the Company and its Subsidiaries, taken as a whole;

          C. maintain and keep its properties, in good repair, working order and condition and from time to time make all needful and proper repairs, renewals and replacements, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

  Section 3.04. Insurance. The Company will, and will cause each Subsidiary to, keep adequately insured, by financially sound and reputable insurers, all property of a character usually insured by corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds customarily insured against by such corporations, and carry such other insurance as is usually carried by corporations engaged in the same or a similar business similarly situated; provided that the Company and its Subsidiaries may maintain a system or systems of self-insurance which, in the opinion of the chief financial officer of the Company, will accord with sound practices of corporations maintaining such systems engaged in the same or a similar business similarly situated and under which the Company or such Subsidiaries shall maintain adequate reserves in accordance with sound actuarial and insurance principles and practice.

  Section 3.05. Payment of Indebtedness. The Company will, and will cause each Subsidiary (but only to the extent that such Subsidiary's assets shall be sufficient for the purpose) to,

          A. pay or cause to be paid the principal of and the interest on all Indebtedness heretofore or hereafter incurred or assumed by it when and as the same shall become due and payable, unless such Indebtedness shall be renewed, extended or refunded in accordance with the provisions of Sections
     4.01 and 4.02, and

          B. faithfully perform, observe and discharge all the covenants, conditions and obligations which are imposed on it by any and all indentures and other agreements securing or evidencing such Indebtedness or pursuant to which such Indebtedness is issued, and not permit the occurrence of any act or omission which is or may be declared to be a default thereunder;

provided, however, that neither the company nor any such subsidiary shall be required to make any payment or to take any other action by reason of this section 3.05 at any time while it shall be contesting in good faith by appropriate proceedings its obligations to do so, if it shall set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) deemed by it to be adequate with respect thereto.

  Section 3.06. Compliance with Laws. The Company and each of its Subsidiaries will use their best efforts to comply in all respects with all applicable statutes, rules, regulations and orders of all governmental authorities with respect to the conduct of their businesses and the ownership of properties (including, without limitation, all applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except to the extent that any of the foregoing are contested in good faith by appropriate proceedings.

SECTION 4.      RESTRICTIVE COVENANTS.

     The Company covenants and agrees that so long as this Note shall be outstanding:

  Section 4.01.      Limitation on Indebtedness.

          A. Incurrence of Funded Indebtedness. The Company will not, and will not permit any Subsidiary to, create, assume, incur or otherwise become liable, in each case contingently or otherwise, in respect of any Funded Indebtedness, whether secured or unsecured other than:

              (i) the Notes;

             (ii) Funded Indebtedness of the Company or a Subsidiary, provided that, at the time of the creation, assumption, incurrence or otherwise becoming liable in respect thereof and after giving effect thereto and to the application of the proceeds thereof, (x) Consolidated Funded Indebtedness does not exceed 55% of Total Capitalization and (y) no Event of Default or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default has occurred and is continuing; and

            (iii) Funded Indebtedness of the Company or a Subsidiary which has been extended, renewed or refunded so long as (x) the principal amount of such Indebtedness is not increased, and (y) no Event of Default or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default has occurred and is continuing.

     Any corporation which becomes a Subsidiary after the date hereof shall, for all purposes of this Section 4.01A, be deemed to have created, assumed or incurred, at the time it becomes a Subsidiary, all Indebtedness of such corporation existing immediately after it becomes a Subsidiary.

          B. Current Indebtedness and Funded Indebtedness. The Company will not and will not permit any Subsidiary to, at any time be liable with respect to any Funded Indebtedness or Current Indebtedness unless, on each of 45 consecutive days within the period of the 12 consecutive months immediately preceding the date of any determination hereunder, the aggregate unpaid principal amount of

     Consolidated Funded Indebtedness and Consolidated Current Indebtedness does not exceed an amount equal to 55% of the sum of Total Capitalization and Consolidated Current Indebtedness.

          C. Priority Indebtedness. The Company will not at any time permit any Subsidiary to create, assume, incur or otherwise become liable in respect of any Priority Indebtedness unless, at the time of such creation, assumption or incurrence and immediately after giving effect thereto and to the application of the proceeds thereof, (x) the then outstanding principal amount of Priority Indebtedness shall not exceed 25% of Consolidated Net Worth as of the end of the immediately preceding fiscal year of the Company, and (y) the Company could incur at least $1 of additional Funded Indebtedness in compliance with Section 4.01A.

  Section 4.02. Limitation on Liens. The Company will not, and will not permit any Subsidiary to, (i) create, assume, incur or suffer to exist any Lien upon (or, whether by transfer to any Subsidiary or Affiliate or otherwise, subject, or permit any Subsidiary or Affiliate to subject, to the prior payment of any Indebtedness other than that represented by the Notes) any property or assets (real or personal, tangible or intangible) of the Company or any Subsidiary, whether now owned or hereafter acquired, or any income or profits therefrom, or
(ii) own or acquire or agree to acquire any property or assets (real or personal, tangible or intangible) subject to or upon any Lien; provided, however, that the foregoing restrictions shall not prevent the Company or any Subsidiary from:

          A. (1) making pledges or deposits under workmen's compensation laws, unemployment insurance laws or similar legislation or good faith deposits in connection with bids, tenders, contracts (other than for the repayment of money borrowed) or under leases to which the Company or such Subsidiary is a party, (2) making deposits to secure public or statutory obligations of the Company or such Subsidiary or deposits of cash or obligations of the United States of

     America to secure surety and appeal bonds to which the Company or such Subsidiary is a party or deposits in lieu of such bonds, (3) incurring Liens or priorities imposed by law, such as employees', carriers', warehousemen's, labor mechanics', materialmen's and vendors' liens or priorities, and Liens arising out of judgments or awards against the Company or such Subsidiary with respect to which the Company or such Subsidiary at the time shall be prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review or (4) entering into leases and from incurring landlords' liens on fixtures and movable property located on premises leased in the ordinary course of business so long as the rent secured thereby is not in default and any applicable grace period has not expired; or

          B. creating, incurring or suffering to exist (1) Liens for taxes or import duties not yet subject to penalties for nonpayment or the nonpayment of which shall be permitted by the proviso to Section 3.03A or (2) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties, which Liens, exceptions, encumbrances, easements, reservations, rights and restrictions do not, in the opinion of the Company, in the aggregate materially detract from the value of such properties or materially impair their use in the operation of the business of the Company or such Subsidiary; or

          C. suffering to exist the Liens existing on the date hereof securing Indebtedness in an aggregate principal amount outstanding on the date hereof not in excess of $3,000,000, and extensions, renewals or replacements of any such Lien upon the same property theretofore subject thereto without increase in the principal amount of the Indebtedness then secured or evidenced thereby; or

          D. in the case of a Subsidiary, creating, incurring, assuming or suffering to exist any Lien solely to secure Indebtedness owing to the Company or a Wholly-owned Subsidiary; or

          E. creating, incurring, assuming or suffering to exist Liens not otherwise permitted by the foregoing clauses A through D, inclusive, of this Section 4.02; provided, however, that at the time of the creation, incurrence or assumption thereof, and immediately after giving effect to the Indebtedness secured or evidenced by any such Lien, (1) the then outstanding aggregate principal amount of Priority Indebtedness shall not exceed 25% of Consolidated Net Worth as of the end of the immediately preceding fiscal year of the Company, and (2) the Company could incur at least $1 of additional Funded Indebtedness in compliance with Section 4.01A.

  Section 4.03. Maintenance of Net Worth. The Company will at all times maintain Consolidated Net Worth at an amount not less than the sum of
(i) $140,000,000 plus (ii) 50% of positive Consolidated Net Income for each fiscal year of the Company ending on or after December 31, 1997 and prior to the date of determination thereof, computed on a cumulative basis for said entire period. If Consolidated Net Income is a deficit figure for any fiscal year of the Company, such deficit shall not reduce the amount of Consolidated Net Worth required to be maintained pursuant to this Section 4.03.

  Section 4.04. Maintenance of Interest Expense Coverage. The Company will maintain the ratio of Consolidated Net Earnings Available for Fixed Charges to Fixed Charges determined for the immediately preceding four fiscal quarters of the Company at not less than 1.75 to 1.

  Section 4.05. Restricted Payments. The Company will not, directly or indirectly (i) declare or pay any dividend or make any other distribution (whether by reduction of capital or otherwise) on any shares of any class of its capital stock (other than a dividend or distribution payable in shares of common stock of the Company), (ii) purchase, redeem, retire or otherwise acquire, or cause or permit any Subsidiary or Affiliate to purchase, redeem, retire, otherwise acquire or make any payment in respect of, any such shares, or (iii) pay, repay, redeem, retire, repurchase or otherwise acquire the principal of any Subordinated Debt (or any installment thereof) prior to the regularly scheduled maturity dates thereof (as in effect on the date such Subordinated Debt was originally incurred) unless, immediately after giving effect to such action,

          A. Consolidated Net Worth is not less than the level established pursuant to the provisions of Section 4.03;

          B. the Company shall not be in default in the performance or observance of any other term, covenant, provision or condition contained in the Notes; and

          C. the Company could incur at least $1 of additional Funded Indebtedness in compliance with the provisions of Section 4.01A;

provided that the provisions of this Section 4.05 shall not preclude the prepayment of the presently outstanding subordinated debentures of NSU in connection with the Pending Reorganization by the application of up to $21,250,000 aggregate principal amount of the proceeds from the issuance of the Notes together with a cash contribution from NSU.

  Section 4.06. Limitation on Disposition of Assets. Subject to Section 4.07, the Company will not at any time sell, transfer or otherwise dispose of, other than in the ordinary course of business, all or any part of its assets and properties if, immediately after giving effect thereto, the aggregate value of all such properties and assets so disposed of (valued at the book value thereof) during the immediately preceding 365 days exceeds 20% of Total Capitalization as of the end of the then most recently ended fiscal year of the Company. Computations under this Section 4.06 shall not include, sales, transfers, or other dispositions for fair market value (as determined in good faith by the Company), to the extent that all or a portion of the net after-tax proceeds of such transaction is applied, within 12 months after the date of such transaction, to

          (i) the purchase, acquisition or construction of assets or properties which are to be used in the business of the Company or a Subsidiary; or

          (ii) the repayment or prepayment of unsubordinated Funded Indebtedness of the Company or a Subsidiary; provided that the Company has, on or prior to the application of any such proceeds to the repayment or prepayment of any other unsubordinated Funded Indebtedness pursuant to this subclause
     (ii), offered to prepay the Notes, pro rata with all other unsubordinated Funded Indebtedness then being repaid or prepaid (which prepayment of the Notes shall be made in accordance with the terms of Section 2.02C hereof).

  Section 4.07. Merger, Consolidation, Sale or Lease. Except for the Pending Reorganization, the Company will not consolidate with or merge into any Person, or permit any Person to merge into it, or sell, transfer or otherwise dispose of all or substantially all of its properties and assets, unless;

          (1) the Company shall be the surviving corporation; and

          (2) immediately after giving effect to such transaction, (i) the Company shall not be in default in the performance or observance of any of the terms, covenants, provisions or conditions contained in the Notes or the Agreements and (ii) the Company could incur at least $1 of additional Funded Indebtedness in compliance with the provisions of Section 4.01A.

  Section 4.08. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (except (i) the Pending Reorganization and (ii) other transactions or arrangements existing on the date hereof, including any renewals or extensions thereof under terms and provisions which are no more adverse to the Company or such Subsidiary than the terms and provisions under the transactions and arrangements so renewed or extended) including, without limitation, the purchase of property from, sale of property to or exchange of property with, the rendering of any service by or for, or the making of any loan or advance to, any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Company or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would exist in a comparable arm's-length transaction with a person other than an Affiliate.

  Section 4.09. Restrictions on Subsidiaries. A. The Company will not cause, suffer or permit any Subsidiary to

          (1) issue or dispose of any shares of such Subsidiary's capital stock to any Person other than the Company or a Wholly-owned Subsidiary, except to the extent that any such shares are required to qualify directors under any applicable law or required to be issued to other stockholders of such Subsidiary by virtue of their exercise of preemptive rights or as their pro rata share of any stock dividend; or

          (2) sell, assign, pledge, transfer, dispose of, or in any way part with control of, any shares of capital stock of another Subsidiary, or any Indebtedness owing to such Subsidiary from another Subsidiary, to any Person other than the Company or a Wholly-owned Subsidiary, except in connection with a transaction which complies with Section 4.09B; and, in the case of shares of capital stock, to the extent, if any, required to qualify directors of such other Subsidiary under any applicable law; or

          (3) sell, assign, lease, pledge, transfer or otherwise dispose of any substantial part of such Subsidiary's properties and assets to any Person or consolidate with or merge into any other Person or permit any other Person to merge into it; provided, however, that

               (a) any Subsidiary may sell all or substantially all of its properties and assets for cash in an amount not less than their fair market value (as determined in good faith by the Company) if (i) such Subsidiary does not own any capital stock or any Indebtedness of the Company or any other Subsidiary not simultaneously being disposed of,
          (ii) such sale is not prohibited by the provisions of Section 4.06, and (iii) at the time of such transaction and immediately after giving effect thereto, (x) the Company shall not be in default in the performance or observance of any of the terms, covenants, provisions or conditions contained in the Notes, and (y) the Company could incur at least $1 of additional Funded Indebtedness in compliance with
          Section 4.01A; and

               (b) any Subsidiary may sell, lease, transfer or otherwise dispose of all or any part of its properties and assets to, or consolidate with or merge into, the Company (subject to the provisions of Section 4.07) or a Wholly-owned Subsidiary.

     B. The Company will not sell, assign, pledge, transfer, dispose of, or in any way part with control of, any shares of capital stock of any Subsidiary or any Indebtedness owing from any Subsidiary to the Company, except, in the case of shares of capital stock, to the extent, if any, required to qualify directors of such Subsidiary under any applicable law; provided, however, that all shares of capital stock of all classes, together with all Indebtedness, of any Subsidiary owned by the Company and/or one or more Subsidiaries may be sold if such sale, if deemed a sale of properties and assets by such Subsidiary, would not be prohibited by the provisions of Section 4.09A(3)(a).

     C. The Company will not, and will not cause, suffer or permit any Subsidiary to, acquire, directly or indirectly, any stock of any other corporation which immediately after such acquisition would become a Subsidiary, unless immediately after giving effect to such acquisition:

          (1) the Company shall not be in default in the fulfillment of any of the terms, covenants, provisions or conditions of the Notes; and

          (2) the Company could incur at least $1 of additional Indebtedness secured or evidenced by Liens in compliance with the provisions of Section 4.02E.

  Section 4.10. Restrictions on Investments. The Company will not and will not permit any Subsidiary to, make any Restricted Investment if, after giving effect thereto, the Aggregate Amount of all Restricted Investments of the Company and its Subsidiaries exceeds 30% of Consolidated Net Worth as of the end of the Company's then most recently completed fiscal year, provided, however, that the Aggregate Amount of all Restricted Investments of the Company and its Subsidiaries in businesses not related to the food industry shall not exceed 5% of Consolidated Net Worth as of the end of the Company's then most recently completed fiscal year.

  Section 4.11. Acquisition of Notes; No Reissuance. The Company will not, and will not permit any Subsidiary or Affiliate to directly or indirectly, prepay, redeem, retire, purchase or otherwise acquire any Note, except pursuant to (a)
Section 2.01, (b) Section 2.02, (c) Section 2.03 or (d) an offer to all holders of the Notes to prepay, redeem, retire, purchase or otherwise acquire the Notes, pro rata, from all such holders at the same time and on the same terms and conditions. Any Note prepaid in full pursuant to Sections 2.01, 2.02, 2.03 or clause (d) of this Section, shall be surrendered to the Company for cancellation and shall not be reissued and no Note shall be issued in lieu of any principal amount of any Note so prepaid.

SECTION 5. CONSENTS, WAIVERS AND AMENDMENTS.

     Any term, covenant, agreement or condition of the Notes may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more written instruments signed by the holder or holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding; provided, however, that

          A. no such amendment or waiver shall, without the consent of the holders of all outstanding Notes,

               (1) change the maturity of the principal of, or any installment of interest on, any of the Notes, or reduce the principal amount thereof or the interest or premium thereon, or subordinate or otherwise modify the terms of, or rights to, payment of the principal thereof or interest or premium thereon including, without limitation, extend the time for any such payment or modify any of the provisions of Section 2, or

               (2) give to any Note any preference over any other Note, or

               (3) reduce the percentage of holders of Notes required to approve any such amendment or effectuate any such waiver; and

          B. no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

     Any amendment or waiver pursuant to this Section 5 shall apply equally to all the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not a notation of such amendment or waiver shall have been made on such Notes. In the case of an amendment or waiver of the character described in Section 5A, the holder of this Note agrees to make a notation on this Note to indicate that such amendment or waiver has been effected. In the case of any other amendment or waiver, no notation need be made on the Notes at the time outstanding, but any Note executed and delivered thereafter may, at the option of the Company, bear a notation referring to any such amendment or waiver then in effect. For purposes of determining whether the holders of outstanding Notes of the requisite aggregate principal amount at any time have agreed or consented to any amendment or waiver pursuant to the provisions of this Section 5, any Notes owned by the Company, any Subsidiary or any Affiliate shall be disregarded and deemed not to be outstanding.

     So long as there are any Notes outstanding, the Company will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of the Notes unless each holder of Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Notes as consideration for or as an inducement to entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions of this Agreement or the Notes unless such remuneration is concurrently offered, on the same terms, ratably to the holders of all Notes then outstanding.

SECTION 6. DEFINITIONS.

     For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires:

     "Acceleration Calculation Date" has the meaning specified in Section 7.01 hereof.

     "Affiliate" means any Person (other than the Company or any Subsidiary) which, directly or indirectly, (A) controls or is controlled by or is under common control with the Company or any Subsidiary, or (B) beneficially owns or holds or has the power to direct the voting power of 5% or more of any class of voting stock of the Company or any Subsidiary or (C) has 5% or more of its voting stock (or in the case of a Person which is not a corporation, 5% or more of its equity interest) beneficially owned or held, directly or indirectly, by the Company or any

Subsidiary or (D) is a director or officer of the Company or any Subsidiary.
For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Aggregate Amount," when used with respect to any Investment of any Person as of the date of determination thereof, means an amount (which may be a positive or negative figure, as the case may be) equal to (i) the greater of the amount carried on the books of such Person as at such date with respect to such Investment and the cost of such Investment to such Person, minus (ii) the net proceeds (after the deduction of income taxes applicable thereto) realized from the sale or liquidation of such Investment or any part thereof, or otherwise.

     "Agreements" means the Loan Agreements, each dated as of February 26, 1997, between the Company and each of the Lenders (as therein defined) entered into in connection with the issuance of the Notes.

     "Assumption Agreement" has the meaning specified in Section 6.7 of the Agreements.

     "Board of Directors" means either the board of directors of the Company (or, when so specified or the context so indicates, a Subsidiary) or, if duly authorized to exercise the power of the Board of Directors, any duly authorized committee thereof.

     "Business Day" has the meaning specified in Section 2.03 hereof.

     "Capital Lease" means and includes at any time any lease of property, real or personal, which in accordance with GAAP would at such time be required to be capitalized on a balance sheet of the lessee.

     "Capital Lease Obligation" means at any time the capitalized amount of the rental commitment under a Capital Lease which in accordance with GAAP would at such time be required to be shown on a balance sheet of the lessee.

     "Change of Control" has the meaning specified in Section 2.03 hereof.

     "Closing" and "Closing Date" have the respective meanings specified in
Section 1.2 of the Agreements.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Computing Holder" has the meaning specified in Section 2.03 hereof.

     "Consolidated Current Indebtedness," "Consolidated Funded Indebtedness," "Consolidated Net Income" and "Consolidated Net Worth," means the Current Indebtedness, Funded Indebtedness, Net Income and Net Worth, as the case may be, of the Company and its Subsidiaries, after eliminating intercompany items, all as consolidated and determined in accordance with GAAP.

     "Consolidated Net Earnings Available for Fixed Charges" means, for the period of determination, Consolidated Net Income of the Company and its Subsidiaries, plus cash dividends received from Unconsolidated Subsidiaries, plus income taxes, plus extraordinary items of expense or minus extraordinary items of income which are included in the determination of Net Income, plus any loss from discontinued operations or minus any gain from discontinued operations which is included in the determination of Net Income, plus any charge or minus any credit which results from the cumulative effect of a change in accounting principle which is included in the determination of Net Income, plus all Fixed Charges. Prior to January 1, 1999, in any determination of "Consolidated Net Earnings Available for Fixed Charges" there shall be an addition for any loss (and a deduction for any gain) on "disposal of a product line" (or "restructuring charges" relating to such disposal) which are included in determination of Net Income. For purposes hereof, the terms "disposal of a product line" and "restructuring charges" shall have such meanings as are viewed as acceptable to the Securities and

Exchange Commission when such terms are used for financial reporting.

     "Current Indebtedness" means all Indebtedness other than Funded
Indebtedness.

     "Designated Event" has the meaning specified in Section 2.03 hereof.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" means any Person that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company or is under common control (within the meaning of Section 414(e) of the Code) with the Company.

     "Events of Default" has the meaning specified in Section 7.01 hereof.

     "Event Risk Occurrence" has the meaning specified in Section 2.03 hereof.

     "Event Risk Occurrence Prepayment Date" has the meaning specified in
Section 2.03 hereof.

     "Fixed Charges" means, for any period of calculation, the sum of (i) all interest on Indebtedness incurred by the Company and its Subsidiaries, including interest payments partially or entirely contingent on earnings and the portion of rents payable under Capital Leases allocable to interest, and (ii) all debt discount or premium amortized or required to be amortized during such period by the Company or any of its Subsidiaries.

     "Funded Indebtedness" means, without duplication, all Indebtedness which would, in accordance with GAAP, constitute long-term debt, including (i) all Indebtedness which by its terms matures more than one year from the date as of which any determination of Funded Indebtedness is made, (ii) any

Indebtedness maturing within one year from such date which is renewable at the option of the obligor beyond one year from such date, including any Indebtedness renewable or extendible (whether or not theretofore renewed or extended) under, or payable from the proceeds of other Indebtedness which may be incurred pursuant to the provisions of, any revolving credit agreement or other similar agreement and (iii) Capital Lease Obligations in excess of one year.

     "GAAP" means generally accepted accounting principles at the time in the United States.

     "Indebtedness" means and includes, without duplication, (i) all indebtedness or obligations for money borrowed (and any notes payable and drafts accepted representing extensions of credit, whether or not representing indebtedness or obligations for money borrowed), (ii) indebtedness or obligations owed for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business, (iii) indebtedness or obligations secured or evidenced by any Lien existing on property owned by the corporation whose Indebtedness is being determined, whether or not the indebtedness or obligations secured or evidenced thereby shall have been assumed, (iv) Capital Lease Obligations, (v) guarantees and endorsements of (other than endorsements for purposes of collection in the ordinary course of business), and obligations to purchase goods or services for the purpose of supplying funds for the purchase or payment of, or measured by, indebtedness, liabilities or obligations of others (whether or not representing money borrowed) and other contingent obligations in respect of, or to purchase or otherwise acquire or service, indebtedness, liabilities or obligations of others (whether or not representing money borrowed) and (vi) all indebtedness, liabilities or obligations (whether or not representing money borrowed) in effect guaranteed by an agreement, contingent or otherwise, to make a loan, advance or capital contribution to or other investment in the debtor for the purpose of assuring or maintaining a minimum equity, asset base, working capital or other balance sheet condition for any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in the debtor for such purpose. The guarantees, endorsements, obligations and agreements referred to in clauses (v) and (vi) of the preceding sentence shall constitute (a) Current Indebtedness to the extent the indebtedness, liabilities or obligations of another Person to which they relate are Current Indebtedness of such other Person and (b) Funded Indebtedness to the extent such related indebtedness, liabilities or obligations of such other Person are Funded Indebtedness of such other Person.

     "Institutional Holder" means any insurance company, bank, savings and loan association, trust company, investment company, charitable foundation, employee benefit plan (as defined in ERISA) or other institutional investor or financial institution which, in any case is, at the time of determination, the holder of a Note.

     "Investment" of any Person means any investment made by such Person in any other Person by acquisition of stock or indebtedness, loan, advance, transfer or purchase of property, capital contribution or otherwise (other than a direct or indirect guarantee of such other Person's indebtedness or any agreement to pay, purchase or service such other Person's indebtedness).

     "Lenders" has the meaning specified in Section 1.1 of the Agreements.

     "Lien" means any mortgage, lien, pledge, security interest, encumbrance or charge of any kind, any conditional sale or other title retention agreement or any Capital Lease.

     "Memorandum" means the Private Placement Memorandum dated January 1997 and relating to the Notes which was prepared by Prudential Securities Incorporated.

     "Michael Family" has the meaning specified in Section 2.03 hereof.

     "NSU" has the meaning specified in Section 2.15 of the Agreements.

     "Net Income" means, with respect to any Person for any period, the net income (or the net deficit, if expenses and charges exceed revenues and other proper income credits) of such Person for such period determined in accordance with GAAP as in effect from time to time, provided, however, that the Net Income of the Company or any Subsidiary shall not include (i) extraordinary items, (ii) any equity interest of the Company on unremitted earnings of any Unconsolidated Subsidiary, and (iii) the Net Income of any Subsidiary prior to the date it becomes a Subsidiary.

     "Net Worth" means, with respect to any Person as of the date of determination, the sum of redeemable preferred stock and common stockholders' equity accounts of such Person as of such date, as determined in accordance with GAAP.

     "Optional Prepayment Date" has the meaning specified in Section 2.02 hereof.

     "Overdue Interest Rate" means the greater (determined on a daily basis) of 8.58% per annum or the rate per annum which The Chase Manhattan Bank (or its successor) announces publicly from time to time as its corporate base rate of interest.

     "PBGC" has the meaning specified in Section 2.13 of the Agreements.

     "Papetti Companies" means Papetti's Hygrade Egg Products, Inc., Papetti Foods, Inc., Quaker State Farms, Inc., Papetti's of Iowa Food Products, Inc., Monark Egg Corporation, Casa Trucking Limited Partnership, Egg Specialties, Inc., Papetti Transport Leasing Limited Partnership and Papetti Equipment Leasing Limited Partnership.

     "Papetti Family" has the meaning specified in Section 2.03 hereof.

     "Pending Reorganization" means the several transactions among the Company and North Star Universal, Inc., a Minnesota corporation, and its affiliates, all substantially as described in the Memorandum.

     "Person" includes an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

     "Plan" has the meaning specified in Section 2.13 of the Agreements.

     "Prepayment Price" has the meaning set forth in Section 2.03 hereof.

     "Priority Indebtedness" means the sum (without duplication) of the amounts described in the following clauses (i), (ii) and (iii) and outstanding at the time of computation: (i) the aggregate principal amount of all Indebtedness of the Company and its Subsidiaries secured or evidenced by Liens permitted by
Section 4.02E outstanding at such time, (ii) the aggregate principal amount of unsecured Indebtedness of all Subsidiaries, other than Indebtedness owned by the Company or a Subsidiary, and (iii) the Aggregate Amount of all outstanding capital stock of any Subsidiary acquired pursuant to Section 4.09C not owned by the Company or any Subsidiary having preference as to dividends or upon liquidation, and all rights, options and warrants to acquire any such preference stock.

     "Restricted Investment" means any Investment by the Company or any Subsidiary in any other Person other than:

          (i) marketable obligations issued or guaranteed by the United States of America or by any agency of the United States of America, and maturing not later than twelve months from the date of acquisition thereof,

          (ii) commercial paper which has the highest credit rating by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or Moody's Investors Service, Inc., and maturing not later than 270 days from the date of acquisition thereof,

          (iii) negotiable certificates of deposit or bankers' acceptances which have at least an A rating by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or Moody's Investors Service, Inc., are issued by or drawn on a United States commercial bank or trust company which has capital and surplus of at least $150,000,000, and which mature not later than twelve months from the date of acquisition thereof,

          (iv) any Investment in any Subsidiary or in any corporation which by reason thereof will become a Subsidiary, and

          (v) variable rate demand municipal securities rated AAA by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or Aaa by Moody's Investors Service, Inc., provided however, that such securities must be redeemable at par upon 30 days or less notice.

     "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "Subordinated Debt" means any Indebtedness that is in any manner subordinated in right of payment or security in respect to the Indebtedness evidenced by the Notes.

     "Total Capitalization" means, as of any particular time, the sum of (i) Consolidated Net Worth and (ii) Consolidated Funded Indebtedness.

     "Unconsolidated Subsidiary" means any corporation less than a majority of whose outstanding stock having ordinary voting power for the election of the members of the board of directors (or other governing body) of such corporation (other than stock having such power only by reason of the happening of a contingency) shall at the time be owned by the Company and/or one or more Subsidiaries of the Company.

     "Weighted Average  Life to Final Maturity" has the meaning specified in
Section 2.03 hereof.

     "Wholly-owned" when used in connection with any Subsidiary means a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors' qualifying shares) shall be owned by the Company and/or one or more of its Wholly-owned Subsidiaries.

     "Yield Maintenance Price" has the meaning set forth in Section 7.01 hereof.

     All accounting terms used herein and not expressly defined in this Note shall have the meanings respectively given to them in accordance with GAAP as they exist at the date of applicability thereof.

SECTION 7. DEFAULTS AND REMEDIES.

  Section 7.0l. Events of Default. If one or more of the following events (herein called "Events of Default") shall happen for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body and be continuing:

          A. Default shall be made in the payment of principal of (or premium, if any, on) any Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment (including, without limitation, a prepayment as provided in Section 2.01, 2.02 or 2.03), or by acceleration or otherwise; or

          B. Default shall be made in the payment of any interest on any Note when such interest becomes due and payable and such default shall continue for more than 5 days; or

          C. Default shall be made in the due observance or performance of any covenant, condition or agreement contained in Sections 4.01 to Section 4.11 and such default shall continue for more than 10 days; or

          D. Default shall be made in the due observance or performance of any other covenant, condition or agreement contained in this Note or in the Agreement, and such default shall continue for 30 days after the earlier of
     (1) written notice thereof, specifying such default and requesting that the same be remedied, shall have been given to the Company by the holder of any Note, and (2) a responsible officer of the Company's obtaining knowledge of the occurrence of such default; or

          E. The Company or any Subsidiary shall be adjudicated a bankrupt or insolvent, or shall consent to the appointment of a receiver, trustee, custodian or liquidator of itself or of any part of its property, or shall admit in writing its inability, or shall fail, to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in reorganization or arrangement in a proceeding under any bankruptcy law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Company or any Subsidiary in any such proceeding, or shall, by voluntary petition, answer or consent, seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding up of corporations, or the Company or any Subsidiary or its directors or majority stockholders shall take action looking to the dissolution or liquidation of the Company or such Subsidiary (other than as contemplated by Section 4.09); or

          F. An order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of the Company or any Subsidiary, a receiver, trustee, custodian or liquidator of the Company or such Subsidiary or of any part of its property, and such receiver, trustee, custodian or liquidator shall not have been removed or discharged within 30 days thereafter, or any part of the property of the Company or any Subsidiary shall, in any judicial proceeding, be sequestered and shall not be returned to the possession of the Company or such Subsidiary within 30 days thereafter; or

          G. A petition against the Company or any Subsidiary in a proceeding under any bankruptcy law (as now or hereafter in effect) shall be filed and shall not be dismissed within 30 days after such filing, or, in case the approval of such petition by a court of competent jurisdiction is required, shall be filed and approved by such a court as properly filed and such approval shall not be withdrawn or the proceeding dismissed within 30 days thereafter, or if, under the provisions of any other similar law providing for reorganization or winding up of corporations and which may apply to the Company or any Subsidiary, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Company or such Subsidiary or of any part of its property and such jurisdiction, custody or control shall not be relinquished or terminated within 30 days thereafter; or

           H. The Company or any Subsidiary shall default in the payment of principal or interest on any evidence of Indebtedness for money borrowed in excess of $2,500,000 or shall default in the performance or observance of any other term, condition or agreement contained in any such evidence of Indebtedness (other than the Notes) or in any agreement relating thereto, the effect of which is to cause or permit any holder of such Indebtedness or a trustee to cause the same to become or be declared due prior to its stated maturity; or

           I. Final judgment for the payment of money in excess of $250,000 shall be rendered against the Company or any Subsidiary and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed; or

           J. An event or condition specified in Section 5.1(g) of the Agreements shall occur or exist with respect to any Plan or Multiemployer Plan, as defined therein, and, as a result of such event or condition, together with all other such events or conditions, the Company or any of its ERISA Affiliates shall incur or shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan, the Internal Revenue Service or the Pension Benefit Guaranty Corporation (or any combination of the foregoing) that is material in relation to the financial condition of the Company and its Subsidiaries, taken as a whole; or

           K. Any representation or warranty made by the Company in the Agreement or in any writing furnished in connection with the transactions contemplated hereby shall prove to have been false or incorrect in a material respect as of the date made;

then (i) upon the occurrence of any event of default described in items e, f or g of this section (each a "bankruptcy default"), all of the notes shall automatically become immediately due and payable, (ii) upon the occurrence of any event of default described in items a or b of this section, the holder of this

Note may at any time during its continuance, by written notice to the company, declare this note to be due and payable, whereupon this note shall forthwith mature and become due and payable or (iii) upon the occurrence of any event of default other than a bankruptcy default, the holder or holders of at least 66-2/3% in principal amount of the notes then outstanding (exclusive of any notes held by the company, any subsidiary or any affiliate) may at any time during its continuance, by written notice to the company, declare all of the notes to be due and payable, whereupon in each case all of the notes shall forthwith mature and become due and payable.

    The amount payable upon the occurrence of a Bankruptcy Default shall be the entire unpaid principal amount of the Notes, together with interest accrued thereon to the date of the occurrence of such Bankruptcy Default, and such amount shall be payable without presentment, demand, protest or other requirement of any kind, all of which are expressly waived by the Company. The amount payable upon an acceleration based on any other Event of Default shall be, to the extent permitted by law, the Yield Maintenance Price, as defined below, of the Notes so accelerated, together with interest accrued on the unpaid principal amount of the Notes so accelerated to the date of acceleration, and such amount shall be payable without presentment, demand, protest or further notice, all of which are expressly waived by the Company.

    On the Acceleration Calculation Date, as defined below, the Computing Holder shall give written notice to the Company and all other holders of the amount of the Yield Maintenance Price of the Notes so accelerated, which notice shall set forth in reasonable detail the computation thereof.

    For purposes of this Section 7.01, the following terms shall have the following definitions.

    "Acceleration Calculation Date" means the date on which the Yield Maintenance Price of the Notes accelerated pursuant to this Section is determined. The Acceleration Calculation Date shall be the date of the notice given by the requisite holders of Notes to the Company declaring all of the Notes due and payable pursuant to this Section.

     "Yield Maintenance Price" means the higher of (1) the entire unpaid principal amount of the Notes so accelerated, or (2) the sum of the respective Payment Values of each prospective interest payment, prospective mandatory prepayment and the principal payment at maturity in respect of such Notes (the amount of each such payment being herein referred to as a "Payment"). The Payment Value of each Payment shall be determined by discounting such Payment at the Reinvestment Rate, for the period from the scheduled date of such Payment to the applicable date of acceleration. The "Reinvestment Rate" is the yield (as reported on the Telerate Access Service (Page 500-offer side) or such other display as may replace Page 500) which shall be imputed from the yields of those actively traded United States Treasury securities having maturities as close as practicable to the Weighted Average Life to Final Maturity of the Notes so accelerated. The yields of such United States Treasury securities shall be determined as of 10 A.M. Eastern Time on the Acceleration Calculation Date.

     The terms "Computing Holder," "Payment Values," "Payment" and "Weighted Average Life to Final Maturity" shall have the meanings set forth in Section
2.03 hereof.

  Section 7.02. Suits for Enforcement. In case an Event of Default shall occur and be continuing, the holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant contained in this Note or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note. The Company agrees that its obligations under
Section 2.03 of the Note are of the essence of such Note, and upon application to any court of equity having jurisdiction in the premises, the holder of the Notes shall be entitled to a decree against the Company requiring specific performance of such obligations. If any holder of a Note shall demand payment thereof or take any other action in respect of an Event of Default, the Company will forthwith give written notice, as provided in Section 8.02, to the other holders of Notes specifying such action and the nature and status of the Event of Default.

  Section 7.03. Remedies Not Exclusive, Etc. No remedy herein or in the Agreement conferred upon or reserved to any holder of any of the Notes is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under the Agreement or the Notes or now or hereafter existing at law or in equity. No delay in exercising or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder or under the Agreement shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any holder of any of the Notes to exercise any remedy reserved to it in the Notes or in the Agreement, it shall not be necessary to give any notice to any person. In the event any provision contained in the Notes should be breached by the Company and thereafter duly waived by the holders from time to time of the Notes in compliance with Section 5, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release, termination or modification of the Notes shall be established by conduct, custom or course of dealing but solely by an instrument in writing in compliance with Section 5.

SECTION 8. MISCELLANEOUS.

  Section 8.01. Costs and Expenses.  Without limiting the provisions of Section
6.1 of the Agreements, if any Event of Default shall occur, the Company shall pay to each holder of the Notes, to the extent permitted under applicable law, all reasonable out-of-pocket expenses incurred by such holder in connection with such Event of Default and such further amount as shall be sufficient to cover the cost and expense of enforcement and collection, including reasonable compensation to the attorneys and counsel of such holder for any services rendered in that connection, upon the Notes, held by such holder.

  Section 8.02. Notices. All notices to be given to any holder of this Note shall be given by overnight air courier, or by facsimile communication confirmed by overnight air courier to such holder at its address designated on the date of such notice on the register or other record maintained by the Company.

  Section 8.03. Covenants Bind Successors and Assigns. All covenants and agreements in this Note by the Company shall bind its successors and assigns, whether so expressed or not.

  Section 8.04. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Minnesota.

  Section 8.05. Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, MICHAEL FOODS, INC. has caused this Note to be signed in its corporate name by one of its officers thereunto duly authorized, and to be dated as of the day and year first above written.


                                          MICHAEL FOODS, INC.

                                          By
                                              Its

                              MICHAEL FOODS, INC.
                 LIENS SECURING INDEBTEDNESS FOR MONEY BORROWED
                      OF THE COMPANY AND ITS SUBSIDIARIES
                         AS AT JANUARY 31, 1997 AND OF
                       THE PAPETTI COMPANIES ON THE DATE
                              OF THEIR ACQUISITION




A. Liens Securing Indebtedness for borrowed money of the Company and its Subsidiaries as at January 31, 1997.

                                                                 NATURE               AMOUNT OF
                                                                   OF               INDEBTEDNESS
          OBLIGOR                       OBLIGEE                 SECURITY              SECURED
        Kohler Mix                City of White Bear             Utility             $  14,220
     Specialties, Inc.                  Lake                   Assessments

       Northern Star                    Ryder                Tractor/Trailers        $  67,149
         Company

    M. G. Waldbaum Company          Erwin and Delores          Real estate           $  54,164
                                      Siebrandt

   M. G. Waldbaum Company          Bloomfield Community        Real estate           $ 211,362
                                      Development











                                   EXHIBIT B
                              (to Loan Agreement)

B. Liens Securing Indebtedness for borrowed money of the Papetti Companies to be outstanding on the date of their acquisition.



                                                         NATURE             AMOUNT OF
                                                           OF             INDEBTEDNESS
      OBLIGOR                  OBLIGEE                  SECURITY            SECURED
 Papetti's Hygrade         GE Capital Fleet         Tractor/Trailers       $600,000
Egg Products, Inc.             Services

 Papetti's of Iowa          City of Lenox,            Jobs Training        $350,000
Food Products, Inc.             Iowa                    Agreement

   CASA Trucking             First Union            Tractor/Trailers       $677,000
Limited Partnership          Commercial
 (to be assumed by           Corporation
     Papetti's
Acquisition, Inc.)


               COMPANY SUBSIDIARIES AND CERTAIN PAPETTI COMPANIES

A.  Subsidiaries




SUBSIDIARY NAME                      JURISDICTION       CAPITALIZATION

                                                     Common stock ($0.01 PV) -
Crystal Farms Refrigerated                           1,000 shares authorized,
Distribution Company                 Minnesota       issued and outstanding
M. G. Waldbaum Company               Nebraska        Voting preferred stock
                                                     ($0.10 PV) - 585,800
                                                     shares authorized, 468,640
                                                     shares issued and
                                                     outstanding;
                                                     Non-voting preferred stock
                                                     ($0.10 PV) - 1,180, 866
                                                     shares authorized,
                                                     1,001,102 shares issued
                                                     and outstanding;
                                                     Voting common stock ($0.10
                                                     PV) - 12,000 shares
                                                     authorized, issued and
                                                     outstanding;
                                                     Non-voting common stock
                                                     ($0.10 PV) - 1,000 shares
                                                     authorized, no shares
                                                     issued and outstanding

 Including:                          Minnesota       Common stock ($0.01 PV) -
  Papetti's                                          1,000 shares authorized,
Acquisition, Inc.                                    issued and outstanding

Casa Trucking, Inc.                  Minnesota       Common stock ($0.01 PV)
                                                     1,000 shares authorized,
                                                     issued and outstanding

Farm Fresh Foods, Inc.               California      Common stock (No PV) -
                                                     2,500 shares authorized,





                                   EXHIBIT C
                              (to Loan Agreement)

                                                     1,000 shares issued and
                                                     outstanding

Drallos Potato Co., Inc.             Michigan        Common stock ($1.00 PV) -
                                                     50,000 shares authorized,
                                                     issued and outstanding

Kohler Mix Specialties, Inc.         Minnesota       Common stock (No PV) -
                                                     2,500 shares authorized,
                                                     1,000 shares issued and
                                                     outstanding

Including                            Minnesota       Common stock (No PV) -
Midwest Mix, Inc.                                    2,500 shares authorized,
                                                     1,000 shares issued and
                                                     outstanding

Northern Star Co.                    Minnesota       Preferred stock ($100.00
                                                     PV) - 100,000 shares
                                                     authorized, no shares
                                                     issued and outstanding;
                                                     Common stock ($0.01 PV) -
                                                     25,000,000 shares
                                                     authorized, 200,000 shares
                                                     issued and outstanding
Including:
Minnesota Products,                  Minnesota       Common stock ($1.00 PV) -
Inc.                                                 25,000 shares authorized,
                                                     10,000 shares issued and
                                                     outstanding

B.C.K. Co.                           Minnesota       Common stock ($25.00 PV) -
                                                     1,000 shares authorized,
                                                     300 shares issued and
                                                     outstanding

WFC, Inc.                            Wisconsin       Common stock ($0.01 PV) -
                                                     10,000 shares authorized,
                                                     issued and outstanding

  Including:                      Wisconsin          Common stock ($1,000 PV) -
  Wisco Farm                                         200 shares authorized,
Cooperative                                          issued and outstanding

MIKLFS Corporation              Virgin Islands       Common stock ($1.00 PV) -
                                                     1,000 shares authorized,
                                                     issued and outstanding

B. Papetti Companies which are organized as corporations.


              NAME                                     JURISDICTION

Papetti's Hygrade Egg Products, Inc.                    New Jersey
Quaker State Farms, Inc.                                Pennsylvania
Papetti's of Iowa Food Products, Inc.                      Iowa
Monark Egg Corporation                                    Missouri
Egg Specialities, Inc.                                  Pennsylvania
Papetti Foods, Inc.                                      New Jersey

C. Papetti Companies which are organized as limited Partnerships.

              NAME

CASA Trucking Limited Partnership
Papetti Transport Leasing Limited Partnership
Papetti Equipment Leasing Limited Partnership

     Papetti's Hygrade Egg Products, Inc. will be merged into Michael Foods, Inc. upon the acquisition of the Papetti Companies. Each of the other Papetti Companies set forth in Section B above will be merged into Papetti's Acquisition, Inc., a wholly-owned subsidiary of M. G. Waldbaum Company upon the acquisition of the Papetti Companies. Substantially all of the assets of each of the Papetti Companies set forth in Section C above will be acquired by Papetti's Acquisition, Inc. upon the acquisition of the Papetti Companies. Following the acquisition of the Papetti Companies, Papetti's Acquisition, Inc. will change its name to "Papetti's Hygrade Egg Products, Inc."

                                   LITIGATION

     1. Michael Foods, Inc. and North Carolina State University vs. Papetti's Hygrade Egg Products, Inc., U.S. District Court for the District of New Jersey, File No. 89-4645. This action arises out of the alleged breach by the Defendant of certain patents owned by North Carolina State University and licensed to the Company. The Company obtained summary judgment affirming the validity of one of the patents and finding the defendant to have infringed the patent. This judgment was affirmed on appeal to the Federal Circuit Court of Appeals. Discovery on the question of damages has been suspended pending a reexamination of the patent in the Patent Office. As a condition precedent to the acquisition of the Papetti Companies (including the Defendant herein), this litigation will be dismissed.

     2. NuLaid Foods, Inc. vs. Michael Foods, Inc. and North Carolina State University, U.S. District Court for the Eastern District of California, Civil Action No. CIV-S-93-1319 WBS JFM. This is an action commenced by NuLaid Foods, Inc. seeking a declaratory judgment that the patents which are the subject of the patent litigation described in No. 1 above are invalid. The Company and North Carolina State University have counterclaimed for infringement of the patent by the Plaintiff. Further proceedings in this litigation have been stayed pending a reexamination of the patent in the Patent Office.

     3. Schwan's Sales Enterprises, Inc. vs. Kohler Mix Specialties, Inc., et. al., Lyon County District Court, 5th Judicial District, File No. C6-95-357. In May, 1995 an action was commenced against the Company's subsidiary, Kohler Mix Specialties, Inc. ("Kohler Mix") and certain other parties by Schwan's Sales Enterprises, Inc. ("Schwan's") seeking recovery of damages arising out of alleged salmonella contamination of Schwan's ice cream that had been distributed to the public in the summer and fall of 1994. Following an investigation by Schwan's and various government agencies, it was determined that Schwan's ice cream product evidenced the presence of salmonella bacteria.






                                   EXHIBIT D
                              (to Loan Agreement)

Schwan's operations were interrupted for a period of time and Schwan's has made settlements with customers who claimed injury from consuming Schwan's ice cream. Kohler Mix and others supplied ice cream mix to Schwan's in tanker trucks operated by the same transporter during the time in question. The complaint seeks to recover all or a portion of the loss sustained by Schwan's as a result of the incident. Discovery is on-going. A mediation conference is scheduled for April, 1997. The Company's and Kohler Mix's products liability carrier, Liberty Mutual Insurance Company has undertaken defense of the litigation without waiving coverage defenses. Underlying insurance and excess insurance provides $55,000,000 in coverage.

                       NOVATION AND ASSUMPTION AGREEMENT


     THIS NOVATION AND ASSUMPTION AGREEMENT ("Agreement") made this 26th day of February, 1997 by and between MICHAEL FOODS, INC., a Delaware corporation, whose name will be changed to "Michael Foods of Delaware, Inc." upon the occurrence of the Michael Reorganization ("Old Michael"), North Star Universal, Inc. a Minnesota corporation, whose name will be changed to "Michael Foods, Inc." upon the occurrence of the Michael Reorganization ("New Michael") and _________________________ ("Holder").

                                  WITNESSETH:

     WHEREAS, pursuant to a certain Loan Agreement between Old Michael and Holder dated as of February 26, 1997 (as said Loan Agreement may have been amended from time to time, the "Loan Agreement"), Old Michael did issue to Holder ____________ Dollars ($_____________) in aggregate principal amount of Old Michael's 7.58% Senior Notes due February 26, 2009 (the "Notes"), all of which are outstanding as of the date hereof; and

     WHEREAS, pursuant to a certain Agreement and Plan of Reorganization between Old Michael, New Michael and NSU Merger Co., a Delaware corporation and a wholly-owned subsidiary of New Michael ("Merger Sub") dated December 21, 1995 (as said Agreement and Plan of Reorganization may have been amended from time to time, the "Reorganization Agreement"), the parties thereto have agreed to enter into a tax-free reorganization under the terms of which (i) Merger Sub will merge with and into Old Michael, (ii) Old Michael will become a wholly-owned subsidiary of New Michael, (iii) Old Michael will change its name to "Michael Foods of Delaware, Inc.", and (iv) New Michael will change its name to "Michael Foods, Inc." (hereinafter referred to as the "Michael Reorganization"); and

     WHEREAS, the parties hereto have agreed that subject to the terms and conditions hereinafter set forth, immediately upon the occurrence of the Michael Reorganization in accordance with the







                                   EXHIBIT E
                              (to Loan Agreement)
provisions of the Reorganization Agreement, New Michael will be substituted for, and will assume all obligations of Old Michael under the Loan Agreement, Notes and related documents and New Michael will be entitled to all of the benefits thereof.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto hereby agree as follows:

     1. Recitals. The aforesaid recitals are hereby made a part of this Agreement.

     2. Definitions. Capitalized terms in this Agreement not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement and the Reorganization Agreement.

     3. Novation and Assumption. As of the Effective Time on the Effective Date of the Michael Reorganization, (a) New Michael shall without further act or deed of the parties hereto, be entitled to all of the benefits and rights of Old Michael under the Loan Agreement, Notes and all documents executed and delivered by Old Michael pursuant thereto (collectively, the "Loan Documents"), (b) New Michael shall, and it hereby does without further act or deed of the parties hereto unconditionally and expressly, (i) assume all liabilities and obligations of Old Michael under the Loan Documents and (ii) agree to perform all liabilities and obligations of Old Michael under said Loan Documents, as if said Loan Documents were originally executed and delivered by New Michael, and (c) all references in the Loan Documents to the "Company" shall refer to New Michael except for references to the Company relating to its status prior to the consummation of the Michael Reorganization.

     4. Release of Old Michael. As of the Effective Time on the Effective Date of the Michael Reorganization, Holder shall, and it hereby does without further act or deed of the parties hereto other than the satisfaction of the conditions precedent set forth in Section 6.7 of the Loan Agreement and the receipt from New Michael of a certificate, dated as of the Effective Date, of the President or any Vice President of New Michael stating that the Michael Reorganization has been effected and that the representations and warranties set forth in paragraph 5(b) hereof are true and correct on and with respect to such Effective Date, release Old Michael from all liabilities and obligations under the Loan Documents.

     5. Representations and Warranties. As of the Effective Time on the Effective Date of the Michael Reorganization, New Michael shall, and it hereby does without any further act or deed of the parties hereto, (a) accept and assume all obligations and liabilities of Old Michael related to each representation or warranty made by Old Michael in the Loan Agreement or any other document, instrument or agreement executed and delivered or furnished in connection therewith, and (b) further represent, warrant and affirm for the benefit of the Holder that:

          (i) Organization, Authority and Good Standing. New Michael is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation and has full power and authority to own the properties and assets and to carry on the business which it now owns and carries on. New Michael is duly qualified and in good standing as a foreign corporation in each jurisdiction wherein the nature of the property owned or leased by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to so qualify would not have a material and adverse effect on the business, operations, properties, prospects, assets or condition, financial or other, of New Michael and its Subsidiaries taken as a whole.

          (ii) Compliance with Other Instruments. Except as may have been permanently waived in writing, neither New Michael nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness of New Michael or any such Subsidiary or contained in any instrument under or pursuant to which any thereof has been issued or made and delivered the effect of which would materially and adversely affect the business, operations, properties, prospects, assets or condition, financial or other, of New Michael and its Subsidiaries taken as a whole. Neither the execution and delivery of this Agreement by New Michael, the consummation by New Michael of the transactions herein contemplated nor compliance by New Michael with the terms, conditions and provisions of the Loan Documents will violate any provision of law or rule or regulation thereunder or any order, injunction or decree of any court or other governmental body to which New Michael is a party or by which New Michael is bound or conflict with or result in a breach of any of the terms, conditions or provisions of the corporate charter or by-laws of New Michael or of any agreement or instrument to which New Michael is a party or by which New Michael is bound, or constitute a default thereunder, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of New Michael. No consent of the stockholders of New Michael is required for the execution, delivery and performance of this Agreement by New Michael.

          (iii) Foreign Asset Control Regulations. Neither this Agreement nor any of the transactions contemplated hereby will result in a violation of any of the foreign asset control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any ruling issued thereunder or any enabling legislation or Presidential Executive Order in connection therewith.

          (iv) Investment Company Act. New Michael is not an "investment company," or a Person "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (v) Governmental Action. No action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and (except for such filings as may be required in connection with the

     Michael Reorganization) performance of this Agreement by New Michael.

          (vi) Indebtedness. After giving effect to the Michael Reorganization, New Michael and its Subsidiaries shall not be liable with respect to any material amount of Indebtedness which was not outstanding with respect to Old Michael, its Subsidiaries and the Papetti Companies at the Closing Date under the Loan Agreement or disclosed in the Memorandum.

          (vii) Events of Default. After giving effect to the Michael Reorganization, no Event of Default or event which with the passage of time or giving of notice, or both, would become an Event of Default, has occurred and is continuing under the Loan Agreement and New Michael has the capacity to incur at least $1 of additional Funded Indebtedness in compliance with Section 4.01A of the Notes.

     6. Further Assurances. At any time and from time to time, upon the request of any holder of a Note and at the sole expense of New Michael, New Michael will promptly execute and deliver any and all further instruments and documents and will take such further action as such holder may reasonably deem necessary to effect the purposes of this Agreement.

     7. Continuing Effectiveness. Except only as provided in paragraphs 3 and 4 above, all of the terms, covenants and conditions of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     8. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Agreement.

     9. Termination of Agreement. Notwithstanding anything in this Agreement to the contrary, in the event the Effective Time of the Effective Date of the Michael Reorganization does not occur on or before 11:59 o'clock p.m., Minnesota time on May 31, 1997, this Agreement shall, without further act or deed of the parties hereto, become null and void and of no further force or effect.

     10. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of Old Michael, New Michael and Holder and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                               "OLD MICHAEL"

                                               MICHAEL FOODS, INC.


                                               By: ___________________________
                                                  Its: _______________________

                                               By: ___________________________
                                                  Its: _______________________

                                               "NEW MICHAEL"

                                               NORTH STAR UNIVERSAL, INC.

                                               By: ___________________________
                                                 Its: ________________________

                                               By: ___________________________
                                                 Its: ________________________

                                               "HOLDER"

                                               [VARIATION]

                                               By: ___________________________
                                                 Its: ________________________

                                               By: ___________________________
                                                 Its: ________________________

                                ERISA AFFILIATES



     Affiliates (other than employees):

     Each of the Subsidiaries of Michael Foods, Inc. listed on Exhibit C to the Loan Agreement;

     The following directors of Michael Foods, Inc.:

                        Richard A. Coonrod
                        Miles E. Efron
                        Arvid C. Knudtson
                        Joseph D. Marshburn
                        James H. Michael
                        Jeffrey J. Michael
                        Maureen B. Bellantoni
                        Gregg A. Ostrander
                        Arthur J. Papetti - upon acquisition of Papetti
                        Companies
                        Stephen Papetti - upon acquisition of Papetti
                        Companies;

     The following officers of Michael Foods, Inc. who are not also directors:

                        Jeffrey M. Shapiro
                        John D. Reedy
                        Mark D. Witmer

     Employee Benefit Plans:

     Michael Foods, Inc. Retirement Savings Plan;

     Northern Star Company 401(K) Salary Reduction Plan;

     Kohler Mix Specialties, Inc. Retirement Plan;

     Michael Foods, Inc. Employee Health Benefit Plan (Health and Dental);






                                   EXHIBIT F
                              (to Loan Agreement)

      Michael Foods, Inc. Flexible Benefits Plan (Health Care Reimbursement Plan and Dependent Care Assistance Plan);

      Michael Foods, Inc. Long-Term Disability Plan;

      Michael Foods, Inc. Health and Welfare Benefit Plan Survivor Benefits (Life and Accidental Death and Dismemberment);

      Michael Foods, Inc. Short Term Disability Plan



















                                     E-155